UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09815

the arbitrage funds

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-295-4485

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

Annual Report

May 31, 2023

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

TABLE OF CONTENTS

Shareholder Letter	1
Arbitrage Fund
Manager Commentary	3
Portfolio Information	5
Portfolio of Investments	7
Water Island Event-Driven Fund
Manager Commentary	19
Portfolio Information	21
Portfolio of Investments	23
Water Island Credit Opportunities Fund
Manager Commentary	34
Portfolio Information	36
Portfolio of Investments	38
Statements of Assets and Liabilities	46
Statements of Operations	50
Statements of Changes in Net Assets	54
Financial Highlights
Arbitrage Fund - Class R	57
Arbitrage Fund - Class I	58
Arbitrage Fund - Class C	59
Arbitrage Fund - Class A	60
Water Island Event-Driven Fund - Class R	61
Water Island Event-Driven Fund - Class I	62
Water Island Event-Driven Fund - Class A	63
Water Island Credit Opportunities Fund - Class R	64
Water Island Credit Opportunities Fund - Class I	65
Water Island Credit Opportunities Fund - Class A	66
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	91
Disclosure of Fund Expenses	92
Additional Information	95
Approval of Investment Advisory Agreements	96
Liquidity Risk	101
Trustees & Officers	102

The Arbitrage Funds  Shareholder Letter

May 31, 2023 (Unaudited)

Dear Fellow Shareholders,

The fiscal year ending May 31, 2023, marked yet another challenging 12 months for both event-driven strategies and broader credit and equity markets. We continued to witness heightened volatility over the period, as many of the same challenges we discussed in our letter one year ago remain – such as the Russia/Ukraine conflict and the Federal Reserve's ("Fed") fight to tame inflation with interest rate hikes. We also saw new hazards emerge, such as a regional banking crisis that led to the failures of multiple large regional banks in the U.S. and yet another battle over the U.S. federal government's debt ceiling in Congress.

Within our event-driven universe, regulatory headwinds persisted throughout the course of the year, as antitrust regulators around the globe attempted to block several large transactions, in turn driving sympathetic volatility in deal spreads throughout the merger arbitrage universe. At times, we have found the logic behind the regulators' recent cases to be perplexing – particularly in the U.S., where the Department of Justice ("DOJ") and the Federal Trade Commission ("FTC") have sought to block deals, in our opinion, based on novel legal theories with little basis in historical precedent or antitrust law.

While the FTC and DOJ have succeeded in causing some companies to abandon their planned tie-ups rather than pursue costly litigation, and their actions may have had a chilling effect on future mergers and acquisitions ("M&A") in certain sensitive industries or by large acquirers, the regulatory pendulum may be starting to swing back to the other side. At this point, of the cases that have gone to trial, the FTC and DOJ under the Biden administration have lost more than they have won, and we believe acquirers may increasingly take a bolder stance in fighting regulatory objections. Furthermore, within the ranks of agency staff, there has been considerable brain drain, which may be a result of skepticism regarding the current regime's approach. In the past two years, for example, senior-level attorneys at the FTC have departed the agency at the fastest rate since 2000, which could make future enforcement actions more challenging.

While we are cognizant of the challenges that remain, amidst this environment, we believe the return opportunities in merger arbitrage are compelling. Volatility and rising interest rates are bolstering wider deal spreads, which have reached average levels we haven't seen since the Global Financial Crisis. According to Dealogic data, the average day-one spread (i.e., the spread the day after deal announcement) of pending deals as of May 31, 2023, exceeded 12% – more than double the rate just 12 months prior. And while M&A deal flow has slowed somewhat, with deal volumes in 2023 declining from the already subdued levels of the second half of 2022, activity still remains above pre-pandemic 2019 levels, according to Refinitiv and PwC data – providing plentiful event-driven investment opportunities.

As the Fed gets closer to its goal of combating inflation and interest rates begin to stabilize, we anticipate business leaders will increasingly seek to drive growth through strategic M&A, spurring further consolidation activity. Furthermore, financial acquisitions continue to comprise a large segment of M&A activity, and private equity firms remain flush with cash, with approximately $2.5 trillion on their books waiting to be deployed. All told, we believe the opportunity in the merger arbitrage space remains quite attractive. For our broader event-driven portfolio, given ongoing volatility, we expect to maintain our focus on these and other hard catalyst investments given their more definitive timelines and outcomes, introducing select soft catalyst investments – which typically have greater sensitivity to broader market moves – only when we believe the potential reward outweighs the potential risk and when we can construct appropriate risk mitigation strategies. For our credit portfolio, we see attractive opportunities not just in

Annual Report | May 31, 2023

The Arbitrage Funds  Shareholder Letter (continued)

May 31, 2023 (Unaudited)

merger-related credits, but also other hard catalyst opportunities such as refinancings, as well as less definitive opportunities involving credits near the top of the capital structure, such as term loans.

Sincerely,
The Investment Team
Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary

Coupon: The annual interest rate paid on a bond.

Deal Flow: The volume of announced mergers and acquisitions activity.

Deal Spread (also "merger spread" or "spread"): The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay, which forms the rate of return in a merger arbitrage investment.

Global Financial Crisis: A period of severe stress in global financial markets and banking systems between mid-2007 and early 2009.

Hard Catalysts: Situations with more defined potential outcomes and higher probabilities of reaching a successful conclusion.

Soft Catalysts: Situations with less defined potential outcomes and relatively lower probabilities of reaching a successful conclusion.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Manager Commentary

May 31, 2023 (Unaudited)

Arbitrage Fund | Tickers: ARBNX, ARBFX, ARBCX, ARGAX

The Fund's Goal and Main Investments

The Fund seeks to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a sub-set of a broader event-driven investment strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically, merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The strategy's focus is to capture returns from corporate events, generate market neutral capital growth, preserve capital, generate consistent and positive returns, and achieve low correlation and low volatility. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund's investment adviser uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition's completion. That difference, or "spread," is the primary driver of returns for this investment strategy. There is no limit to the number of stocks the Fund can hold; however, the Fund typically invests in 40 to 80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Fiscal Year Highlights

Arbitrage Fund Class I (ARBNX) returned -0.75% for the fiscal year ended May 31, 2023. Investments in the European region contributed to returns, while the Americas and Asia-Pacific regions detracted from returns. Industrials and health care were the top performing sectors, while financials and information technology detracted the most from returns.

The Fund may utilize derivatives for several purposes, primarily to implement position-level hedges, portfolio-level hedges, or currency hedges. During the fiscal year, the Fund's investments in derivative instruments detracted from returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

The Fund's top contributor for the period was its investment in the acquisition of Twitter by Elon Musk. In April 2022, Elon Musk – CEO of Tesla and SpaceX and one of the richest people in the world – launched an unsolicited bid to personally acquire the 91% of U.S. social media company Twitter that he did not already own for $54.20 per share in cash. Musk put together a financing package combining commitments from a group of banks led by Morgan Stanley and private equity firms with his own personal assets, including loans backed by his holdings in Tesla stock. Musk's commitment to the deal seemingly wavered in line with the fortunes of Tesla shares, which traded down significantly after Twitter's board agreed to the transaction. Musk's capriciousness led to significant volatility in the deal spread, as he attempted to back out of the deal and Twitter filed suit in the Delaware Court of Chancery to enforce the original merger agreement. Rather than undergo litigation, Musk ultimately capitulated and agreed to close the deal on its original terms. Our analysis of the strength of the merger agreement (and thus Musk's likelihood of losing in court) gave us the confidence to maintain exposure to this deal throughout its life. Volatility

Annual Report | May 31, 2023

Arbitrage Fund  Manager Commentary (continued)

May 31, 2023 (Unaudited)

throughout the deal timeline allowed us to trade around the spread and add exposure at attractive rates of return, and the Fund was rewarded when the deal was completed in calendar Q4 2022.

The second-largest contributor for the fiscal year was the Fund's position in the acquisition of Change Healthcare by UnitedHealth Group. In January 2021, Change Healthcare, a U.S.-based medical software and technology provider, agreed to be acquired by OptumInsight, a subsidiary of UnitedHealth Group (which also owns the country's largest health insurer) providing medical information technology services, for $8.8 billion in cash. After a lengthy regulatory review, the DOJ sued to stop the transaction in February 2022, alleging the combination would harm competition in multiple markets. In September, however, a federal judge ruled against the DOJ's attempt to intervene in the deal, allowing the merger to proceed. The deal subsequently closed early in Q4, leading to gains for the Fund.

Conversely, the top detractor in the portfolio was the Fund's position in the failed acquisition of First Horizon by Toronto-Dominion Bank ("TD"). In February 2022, First Horizon – a regional bank based in Tennessee that operates throughout the Southeast U.S. – agreed to be acquired by TD – a Canada-based multinational banking and financial services corporation – for $13.4 billion in cash. While First Horizon was not directly connected to Silicon Valley Bank, the company's shares were a casualty of indiscriminate selling across the U.S. regional banking industry following the news of Silicon Valley Bank's failure. This, combined with an extended regulatory review in Canada as well as rumors of a potential price cut, pressured the deal's spread. Through the volatility, we opted to maintain exposure to the transaction as mere weeks prior TD had publicly reaffirmed its commitment to the transaction – which, due to First Horizon's relatively small size, would have been one of very few paths for TD to gain scale via acquisition – and our outlook on the deal fundamentals had not changed. As the regional banking crisis continued to unfold, leading to the additional failures of Signature Bank and First Republic, volatility in First Horizon shares escalated. Eventually, in May 2023, when no progress had been made on the antitrust review front, First Horizon and TD mutually agreed to terminate the merger due to "uncertainty" as to when the deal might gain the lagging regulatory approvals.

The second-largest detractor for the period was the Fund's position in the failed acquisition of Tegna by Standard General. In February 2022, TEGNA – a U.S.-based broadcast television and digital media company which owns or operates 66 stations in 54 markets – agreed to be acquired by Standard General – a U.S.-based investment company – for $5.3 billion in cash. In February 2023, the U.S. Federal Communications Commission ("FCC") designated the deal for judicial review based on concerns it could raise prices for consumers, sending TEGNA shares lower. Such hearings are typically lengthy and have historically led deals to collapse. Standard General filed a lawsuit in response, describing the FCC's move as "an unprecedented and legally improper maneuver," as it had not previously expressed any concerns with the transaction during its nearly year-long review. After the United States Court of Appeals ruled against Standard General's appeal, the companies were forced to terminate the merger in May 2023, as the FCC would not commit to reviewing the deal before Standard General's financing expired, after which point the company claimed it would not be able to secure financing with comparable interest rates.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio Information

May 31, 2023 (Unaudited)

Performance (annualized returns as of May 31, 2023)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	-1.03%	1.86%	1.81%	3.50%
Arbitrage Fund, Class I	-0.75%	2.12%	2.06%	2.72%
Arbitrage Fund, Class C**	-2.69%	1.10%	1.05%	0.93%
Arbitrage Fund, Class A***	-3.75%	1.36%	1.55%	1.55%
ICE BofA U.S. 3-Month Treasury Bill Index	3.14%	1.49%	0.94%	1.55%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com. This table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Class R inception: 9/18/00; Class I inception: 10/17/03; Class C inception: 6/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R shares.

** Class C One Year return includes load. Shares are subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase.

*** After sales charge. Class A shares are subject to a maximum front-end sales load of 2.75% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I, Class C and Class A are 1.62%, 1.37%, 2.37% and 1.62%, respectively. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio Information (continued)

May 31, 2023 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund over ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of Arbitrage Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments

May 31, 2023

	Shares	Value
COMMON STOCKS - 87.62%
Aerospace & Defense - 3.56%
Aerojet Rocketdyne Holdings, Inc.(a)	747,637	$40,731,264
Banks - 0.93%
First Horizon Corp.(b)	1,029,513	10,614,279
Biotechnology - 11.16%
BELLUS Health, Inc.(a)	868,574	12,689,866
CTI BioPharma Corp.(a)	993,466	8,990,867
Horizon Therapeutics Plc(a)(b)	482,515	48,265,976
IVERIC bio, Inc.(a)(b)	160,295	6,051,136
Prometheus Biosciences, Inc.(a)	95,482	18,972,274
Seagen, Inc.(a)(c)	95,020	18,595,414
Swedish Orphan Biovitrum AB(a)	257,271	5,168,274
VectivBio Holding AG(a)	534,442	8,845,015
		127,578,822
Chemicals - 2.41%
Diversey Holdings Ltd.(a)	1,903,358	15,854,972
Rogers Corp.(a)	74,187	11,682,227
		27,537,199
Commercial Services - 2.85%
Caverion Oyj	1,405,496	12,619,614
Moneylion, Inc.(a)(d)	82,977	924,367
RB Global, Inc.	36,215	1,886,077
Triton International Ltd.(c)	207,913	17,181,930
		32,611,988
Computers & Computer Services - 0.63%
Ordina N.V.	1,185,517	7,172,349
Distribution/Wholesale - 4.37%
Uni-Select, Inc.(a)	266,989	9,190,715
Univar Solutions, Inc.(a)	1,145,739	40,811,223
		50,001,938
Diversified Financial Services - 2.44%
Focus Financial Partners, Inc., Class A(a)(c)	425,647	22,171,952
Numis Corp. Plc	1,386,619	5,752,490
		27,924,442
Electric - 3.53%
PNM Resources, Inc.	879,194	40,372,588
Electronics - 3.08%
National Instruments Corp.(c)	608,317	35,160,723

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 87.62% (Continued)
Food - 1.03%
Albertsons Cos., Inc., Class A(c)	575,928	$11,725,894
Healthcare - Products - 0.35%
Globus Medical, Inc., Class A(a)(c)	74,750	4,046,217
Healthcare - Services - 1.41%
Medica Group Plc	1,150,000	3,018,444
Syneos Health, Inc.(a)(c)	315,909	13,141,814
		16,160,258
Insurance - 0.23%
TOWER Ltd.	7,208,016	2,626,540
Internet - 4.15%
Zendesk, Inc.(a)(e)	601,789	47,438,245
Iron/Steel - 0.30%
Kloeckner & Co. SE	333,155	3,432,895
Media - 3.91%
TEGNA, Inc.(c)	2,554,217	39,564,821
Telenet Group Holding N.V.	243,254	5,182,084
		44,746,905
Mining - 0.51%
Arconic Corp.(a)	201,890	5,836,640
Office Furnishings - 0.24%
Kimball International, Inc., Class B	221,092	2,719,432
Oil & Gas - 2.03%
PDC Energy, Inc.	247,179	16,961,423
Ranger Oil Corp., Class A	168,768	6,202,224
		23,163,647
Pharmaceuticals - 0.83%
Heska Corp.(a)	78,792	9,433,766
Pipelines - 3.91%
DCP Midstream LP(a)(c)	899,158	37,395,981
Magellan Midstream Partners LP(a)(c)	121,687	7,326,774
		44,722,755
Real Estate - 1.43%
Radius Global Infrastructure, Inc., Class A(a)	1,103,580	16,332,984

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 87.62% (Continued)
Real Estate Investment Trusts - 3.05%
Bluerock Homes Trust, Inc.(a)	38,628	$618,048
Indus Realty Trust, Inc.	191,844	12,815,179
Life Storage, Inc.(c)	122,836	15,648,078
Urstadt Biddle Properties, Inc., Class A	297,585	5,758,270
		34,839,575
Retail - 1.06%
Ruth's Hospitality Group, Inc.	563,479	12,075,355
Semiconductors - 1.71%
Magnachip Semiconductor Corp.(a)	411,831	4,213,031
Silicon Motion Technology Corp., ADR	251,202	15,383,611
		19,596,642
Software - 26.51%
Absolute Software Corp.	1,011,602	11,340,059
Activision Blizzard, Inc.(a)	819,477	65,722,055
Avalara, Inc.(a)(e)	365,431	34,587,094
Black Knight, Inc.(a)	43,880	2,535,386
Cvent Holding Corp.(a)	1,781,078	15,121,352
EMIS Group Plc	201,882	3,350,088
ForgeRock, Inc., Class A(a)(c)	755,144	15,201,049
Meltwater N.V.(a)	4,708,259	7,634,877
Momentive Global, Inc.(a)	3,931,409	37,191,129
OneMarket Ltd.(a)(e)	111,800	—
Qualtrics International, Inc., Class A(a)	1,760,369	31,827,472
Rovio Entertainment Oyj(f)	586,900	5,771,506
SimCorp A/S	122,585	12,704,294
Software AG	160,338	5,662,571
VMware, Inc., Class A(a)(c)	398,878	54,363,083
		303,012,015
Telecommunications - 0.00%
GCI Liberty, Inc.(a)(e)	660,966	—
TOTAL COMMON STOCKS (Cost $1,078,099,156)		1,001,615,357
RIGHTS(a) - 0.52%
Bristol-Myers Squibb Co. CVR(d)	857,631	857,631
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029(d)(e)	1,669,338	631,677
Contra Abiomed, Inc. CVR, Expires 12/31/2030(d)	163,650	286,388
Contra Adamas Pharmaceuticals, Inc. CVR, Expires 12/31/2024(d)(e)	1,150,652	79,855

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
RIGHTS(a) - 0.52% (Continued)
Contra Adamas Pharmaceuticals, Inc. CVR, Expires 12/31/2025(d)(e)	1,150,652	$79,740
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027(d)(e)	313,065	688,962
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(e)	2,355,440	57,261
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(e)	2,355,440	38,182
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027(d)(e)	339,795	1,066,820
Flexion Therapy CVR, Expires 12/31/2030(d)(e)	1,411,000	1,012,534
Resolute Forest Products, Inc. CVR, Expires 6/30/2024(d)(e)	803,806	1,168,654
TOTAL RIGHTS (Cost $5,955,302)		5,967,704

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 0.48%
Healthcare - Services - 0.28%
UpHealth, Inc.(f)	06/15/2026	6.250%	$1,275,000	$368,953
UpHealth, Inc., Variable Rate, (SOFR plus 9.00%)(f)	12/15/2025	14.060%	3,506,000	2,787,270
				3,156,223
Software - 0.20%
Kaleyra, Inc.(f)	06/01/2026	6.125%	2,947,000	2,324,938
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $7,728,000)				5,481,161

	Shares	Value
MUTUAL FUNDS(g) - 6.27%
Water Island Event Driven Fund	6,605,365	$71,734,267
TOTAL MUTUAL FUNDS (Cost $60,632,644)		71,734,267
PRIVATE INVESTMENTS(a)(d)(e)(h) - 0.05%
Fast Capital LLC	290,700	581,400
TOTAL PRIVATE INVESTMENTS (Cost $300,786)		581,400

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
WARRANTS(a) - 0.00%(i)
Commercial Services - 0.00%(i)
Moneylion, Inc., Exercise Price $11.50, Expires 09/22/2026	290,320	$10,161
TOTAL WARRANTS (Cost $0)		10,161

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 0.15%
Call Options Purchased - 0.12%
Broadcom, Inc.
	06/2023	$810.00	$5,090,148	63	$235,305
	06/2023	815.00	5,009,352	62	221,340
	06/2023	810.00	5,090,148	63	278,460
	06/2023	815.00	5,009,352	62	261,020
First Horizon Corp.	06/2023	12.00	4,416,804	4,284	32,130
IVERIC bio, Inc.
	07/2023	40.00	3,042,650	806	18,135
	09/2023	40.00	3,042,650	806	32,240
MaxLinear, Inc.	09/2023	30.00	2,847,975	975	326,625
TOTAL CALL OPTIONS PURCHASED (Cost $1,334,247)					1,405,255
Put Options Purchased - 0.03%
First Horizon Corp.	06/2023	9.00	8,006,746	7,766	194,150
Horizon Therapeutics Plc
	08/2023	95.00	5,911,773	591	100,470
	08/2023	100.00	750,225	75	22,687
TOTAL PUT OPTIONS PURCHASED (Cost $863,793)					317,307
TOTAL PURCHASED OPTIONS (Cost $2,198,040)					1,722,562

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 3.34%
Money Market Funds
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.997	%(j)	19,069,419	$19,069,419
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.129	%(j)	19,069,419	19,069,419
				38,138,838
TOTAL SHORT-TERM INVESTMENTS (Cost $38,138,838)				38,138,838

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

Value
Total Investments - 98.43% (Cost $1,193,052,766)	$1,125,251,450
Other Assets in Excess of Liabilities - 1.57%(k)	17,940,942
NET ASSETS - 100.00%	$1,143,192,392

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for swaps, short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2023, the aggregate fair market value of those securities was $140,680,110, representing 12.31% of net assets.

(d)  Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,473,471 or 0.65% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Bristol-Myers Squibb Co. CVR	11/20/2020	$1,185,787
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029	03/07/2023	617,655
Contra Abiomed, Inc. CVR, Expires 12/31/2030	12/21/2022	166,923
Contra Adamas Pharmaceuticals, Inc. CVR, Expires 12/31/2024	11/23/2021	69,039
Contra Adamas Pharmaceuticals, Inc. CVR, Expires 12/31/2025	11/23/2021	69,039
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027	03/03/2023	673,090
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	58,886
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	58,886
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027	02/23/2023	1,039,773
Fast Capital LLC	08/18/2020	300,786
Flexion Therapy CVR, Expires 12/31/2030	11/22/2021	874,820
Moneylion, Inc.	06/19/2020	17,080,470
Resolute Forest Products, Inc. CVR, Expires 6/30/2024	03/01/2023	1,141,404
Total		$23,336,558

(e)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2023, the total fair market value of these securities was $87,430,424, representing 7.65% of net assets.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, these securities had a total value of $11,252,667 or 0.98% of net assets.

(g)  Affiliated investment.

(h)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(i)  Less than 0.005% of net assets.

(j)  Rate shown is the 7-day effective yield as of May 31, 2023.

(k)  Includes cash held as collateral for short sales.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (4.83%)
Healthcare - Products - (0.08%)
NuVasive, Inc.	(22,425)	$(855,738)
Office Furnishings - (0.06%)
HNI Corp.	(28,752)	(733,176)
Oil & Gas - (1.79%)
Baytex Energy Corp.	(999,240)	(3,150,459)
Chevron Corp.	(114,642)	(17,267,378)
		(20,417,837)
Pipelines - (0.40%)
ONEOK, Inc.	(81,165)	(4,598,809)
Real Estate Investment Trusts - (1.87%)
Extra Space Storage, Inc.	(82,454)	(11,895,638)
Public Storage	(12,873)	(3,646,921)
Regency Centers Corp.	(103,262)	(5,810,553)
		(21,353,112)
Semiconductors - (0.63%)
Broadcom, Inc.	(5,448)	(4,401,766)
MaxLinear, Inc.	(97,467)	(2,847,011)
		(7,248,777)
TOTAL SECURITIES SOLD SHORT (Proceeds $58,127,599)		$(55,207,449)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Upon Termination	Brookfield Infrastructure Corp.	Received 1 Month- Federal Rate Minus 58bps (-4.500%)	10/29/2024	$—	$—	$28,068	USD	1,465,789	$28,068

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	Broadcom, Inc.	Received 1 Month- Federal Rate Minus 40bps (-4.680%)	10/29/2024	$—	$—	$(13,919,940)	USD	22,271,820	$(13,919,940)
Morgan Stanley & Co./ Upon Termination	Intercontinental Exchange, Inc.	Received 1 Month- Federal Rate Minus 67bps (-4.400%)	10/29/2024	—	—	(8,111)	USD	308,997	(8,111)
						$(13,928,051)			$(13,928,051)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	5,600,200	USD	4,117,524	Morgan Stanley & Co.	06/15/2023	$9,223
USD	882,030	CAD	1,183,900	Morgan Stanley & Co.	06/15/2023	9,624
USD	12,723,058	DKK	86,932,100	Morgan Stanley & Co.	06/15/2023	233,829
EUR	207,100	USD	219,905	Morgan Stanley & Co.	06/15/2023	1,628
USD	53,217,879	EUR	48,922,000	Morgan Stanley & Co.	06/15/2023	886,426
USD	5,308,021	GBP	4,247,400	Morgan Stanley & Co.	06/15/2023	23,033
USD	8,342,668	NOK	87,757,800	Morgan Stanley & Co.	06/15/2023	431,665
USD	3,485,131	NZD	5,586,300	Morgan Stanley & Co.	06/15/2023	120,736
SEK	3,087,300	USD	284,021	Morgan Stanley & Co.	06/15/2023	674
USD	8,563,450	SEK	90,026,700	Morgan Stanley & Co.	06/15/2023	261,668
						$1,978,506
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	73,851,300	USD	54,888,286	Morgan Stanley & Co.	06/15/2023	$(467,808)
USD	63,217,626	CAD	86,452,600	Morgan Stanley & Co.	06/15/2023	(488,657)
USD	453,116	DKK	3,167,900	Morgan Stanley & Co.	06/15/2023	(2,005)
EUR	10,488,200	USD	11,438,154	Morgan Stanley & Co.	06/15/2023	(219,015)
GBP	4,942,900	USD	6,173,509	Morgan Stanley & Co.	06/15/2023	(23,118)
USD	26,855,574	GBP	21,977,400	Morgan Stanley & Co.	06/15/2023	(490,640)
NOK	2,911,600	USD	272,871	Morgan Stanley & Co.	06/15/2023	(10,403)
NZD	1,261,500	USD	789,031	Morgan Stanley & Co.	06/15/2023	(29,282)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
SEK	30,442,700	USD	2,953,677	Morgan Stanley & Co.	06/15/2023	$(146,413)
						$(1,877,341)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	84.37%
Canada	3.07%
Finland	1.61%
Bermuda	1.50%
Taiwan	1.34%
Netherlands	1.30%
Denmark	1.11%
United Kingdom	1.06%
Germany	0.80%
Switzerland	0.77%
Belgium	0.45%
Sweden	0.45%
Republic of Korea	0.37%
New Zealand	0.23%
Australia	0.00	%(b)
Other Assets in Excess of Liabilities	1.57%
	100.00%

(a)  These percentages represent long positions only and are not net of short positions.

(b)  Less than 0.005% of net assets.

Abbreviations:

AB - Aktiebolag is the Swedish term for a limited company.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for a stock-based corporation.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CVR - Contingent Value Rights

DKK - Danish krone

EUR - Euro

GBP - British pound

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NOK - Norwegian krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

NZD - New Zealand dollar

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

Plc - Public Limited Company

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SEK - Swedish krona

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

The following table summarizes the Arbitrage Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2023:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$40,731,264	$—	$—	$40,731,264
Banks	10,614,279	—	—	10,614,279
Biotechnology	127,578,822	—	—	127,578,822
Chemicals	27,537,199	—	—	27,537,199
Commercial Services	32,611,988	—	—	32,611,988
Computers & Computer Services	7,172,349	—	—	7,172,349
Distribution/Wholesale	50,001,938	—	—	50,001,938
Diversified Financial Services	27,924,442	—	—	27,924,442
Electric	40,372,588	—	—	40,372,588
Electronics	35,160,723	—	—	35,160,723
Food	11,725,894	—	—	11,725,894
Healthcare - Products	4,046,217	—	—	4,046,217
Healthcare - Services	16,160,258	—	—	16,160,258
Insurance	2,626,540	—	—	2,626,540
Internet	—	—	47,438,245	47,438,245
Iron/Steel	3,432,895	—	—	3,432,895
Media	44,746,905	—	—	44,746,905
Mining	5,836,640	—	—	5,836,640
Office Furnishings	2,719,432	—	—	2,719,432
Oil & Gas	23,163,647	—	—	23,163,647
Pharmaceuticals	9,433,766	—	—	9,433,766
Pipelines	44,722,755	—	—	44,722,755
Real Estate	16,332,984	—	—	16,332,984
Real Estate Investment Trusts	34,839,575	—	—	34,839,575
Retail	12,075,355	—	—	12,075,355
Semiconductors	19,596,642	—	—	19,596,642
Software	231,233,792	37,191,129	34,587,094	303,012,015
Telecommunications	—	—	0	0
Rights	—	1,144,019	4,823,685	5,967,704
Convertible Corporate Bonds**	—	5,481,161	—	5,481,161
Mutual Funds	71,734,267	—	—	71,734,267
Private Investments	—	—	581,400	581,400
Warrants**	10,161	—	—	10,161

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Purchased Options	$1,722,562	$—	$—	$1,722,562
Short-Term Investments	38,138,838	—	—	38,138,838
TOTAL	$994,004,717	$43,816,309	$87,430,424	$1,125,251,450
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,978,506	$—	$1,978,506
Equity Swaps	28,068	—	—	28,068
Liabilities
Common Stocks**	(55,207,449)	—	—	(55,207,449)
Forward Foreign Currency Exchange Contracts	—	(1,877,341)	—	(1,877,341)
Equity Swaps	(13,928,051)	—	—	(13,928,051)
TOTAL	$(69,107,432)	$101,165	$—	$(69,006,267)

*  Refer to Note 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2023:

Investments in Securities	Balance as of May 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2023
Common Stocks	$68,815,638	$1,763,299	$2,633,534	$79,679,493	$(70,866,625)	$—	$—	$82,025,339	$3,360,714
Rights	1,277,503	402,225	163,695	3,589,694	(609,432)	—	—	4,823,685	168,357
Private Investments	290,700	—	290,700	—	—	—	—	581,400	290,700
Total	$70,383,841	$2,165,524	$3,087,929	$83,269,187	$(71,476,057)	$—	$—	$87,430,424	$3,819,771

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2023:

Investments in Securities	Fair Value at May 31, 2023	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$82,025,339	Final proceeds	Final determination on dissent	$78.8287-$94.6474	$85.50
Rights	4,823,685	Discounted, probability adjusted value	Discount rate, probability	10%, 9.43%-65%	10%, 38.64%

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund  Portfolio of Investments (continued)

May 31, 2023

Investments in Securities	Fair Value at May 31, 2023	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Private Investments	$581,400	Recovery value	Proceeds from winding down	NA	NA

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Manager Commentary

May 31, 2023 (Unaudited)

Water Island Event-Driven Fund | Tickers: AEDNX, AEDFX, AGEAX

The Fund's Goal and Main Investments

The Fund seeks to provide capital growth by investing in credit and equity securities involved in specific corporate events, with a focus on low volatility and low correlation relative to the broader capital markets.

Investment Strategy

The Fund's investment process follows a disciplined, fundamental approach that values risk mitigation while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructurings, refinancings, recapitalizations, spin-offs, litigation, regulatory changes, and bankruptcy. We analyze these events through three core approaches: merger arbitrage, equity special situations, and credit opportunities. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven investment strategy. This process and approach have been an integral part of the culture at Water Island Capital since the firm's inception.

Fiscal Year Highlights

Water Island Event-Driven Fund Class I (AEDNX) returned -0.91% for the fiscal year ended May 31, 2023. The merger arbitrage and credit opportunities sub-strategies contributed to returns for the period, while the equity special situations sub-strategy was a detractor overall. Investments in the European region contributed to returns, while the Americas and Asia-Pacific regions detracted from returns. Industrials and health care were the top performing sectors, while financials and information technology detracted the most from returns.

The Fund may utilize derivatives for several purposes, primarily to implement position-level hedges, portfolio-level hedges, or currency hedges. During the fiscal year, the Fund's investments in derivative instruments detracted from returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

The Fund's top contributor for the period was its investment in the acquisition of Twitter by Elon Musk. In April 2022, Elon Musk – CEO of Tesla and SpaceX and one of the richest people in the world – launched an unsolicited bid to personally acquire the 91% of US social media company Twitter that he did not already own for $54.20 per share in cash. Musk put together a financing package combining commitments from a group of banks led by Morgan Stanley and private equity firms with his own personal assets, including loans backed by his holdings in Tesla stock. Musk's commitment to the deal seemingly wavered in line with the fortunes of Tesla shares, which traded down significantly after Twitter's board agreed to the transaction. Musk's capriciousness led to significant volatility in the deal spread, as he attempted to back out of the deal and Twitter filed suit in the Delaware Court of Chancery to enforce the original merger agreement. Rather than undergo litigation, Musk ultimately capitulated and agreed to close the deal on its original terms. Our analysis of the strength of the merger agreement (and thus Musk's likelihood of losing in court) gave us the confidence to maintain exposure to this deal throughout its life. Volatility throughout the deal timeline allowed us to trade around the spread and add exposure at attractive rates of return, and the Fund was rewarded when the deal was completed in calendar Q4 2022.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Manager Commentary (continued)

May 31, 2023 (Unaudited)

The second-largest contributor for the fiscal year was the Fund's position in the acquisition of Change Healthcare by UnitedHealth Group. In January 2021, Change Healthcare, a US-based medical software and technology provider, agreed to be acquired by OptumInsight, a subsidiary of UnitedHealth Group (which also owns the country's largest health insurer) providing medical information technology services, for $8.8 billion in cash. After a lengthy regulatory review, the DOJ sued to stop the transaction in February 2022, alleging the combination would harm competition in multiple markets. In September, however, a federal judge ruled against the DOJ's attempt to intervene in the deal, allowing the merger to proceed. The deal subsequently closed early in Q4, leading to gains for the Fund.

Conversely, the top detractor in the portfolio was the Fund's position in the failed acquisition of First Horizon by Toronto-Dominion Bank ("TD"). In February 2022, First Horizon – a regional bank based in Tennessee that operates throughout the Southeast US – agreed to be acquired by TD – a Canada-based multinational banking and financial services corporation – for $13.4 billion in cash. While First Horizon was not directly connected to Silicon Valley Bank, the company's shares were a casualty of indiscriminate selling across the US regional banking industry following the news of Silicon Valley Bank's failure. This, combined with an extended regulatory review in Canada as well as rumors of a potential price cut, pressured the deal's spread. Through the volatility, we opted to maintain exposure to the transaction as mere weeks prior TD had publicly reaffirmed its commitment to the transaction – which, due to First Horizon's relatively small size, would have been one of very few paths for TD to gain scale via acquisition – and our outlook on the deal fundamentals had not changed. As the regional banking crisis continued to unfold, leading to the additional failures of Signature Bank and First Republic, volatility in First Horizon shares escalated. Eventually, in May 2023, when no progress had been made on the antitrust review front, First Horizon and TD mutually agreed to terminate the merger due to "uncertainty" as to when the deal might gain the lagging regulatory approvals.

The second-largest detractor for the period was the Fund's position in the failed acquisition of Rogers by DuPont de Nemours. In November 2021, Rogers – a US-based manufacturer and seller of specialty polymer composite materials and components – agreed to be acquired by DuPont – a US-based provider of chemicals, plastic materials, fibers, and consumer products – for $5.3 billion in cash. This transaction experienced an extended regulatory review at the State Administration for Market Regulation ("SAMR") in China. In November 2022, when the deal's termination date was reached with SAMR approval still outstanding, DuPont opted to walk away rather than agree to extend the timeline. This caught many arbitrageurs by surprise, as the companies had jointly reaffirmed their commitment to the merger and to achieving a resolution with SAMR just two months prior. Speculation around DuPont's reasons for walking away and year-end tax-loss harvesting drove event-driven investors to exit their positions en masse, which exacerbated the price reaction of Rogers shares, leading them to trade at depressed levels – well under what we believed to be a fair valuation. We opted to follow our deal break protocol and wait for more normalized trading levels, seeking to unwind our position in an orderly fashion. While we were rewarded as Rogers shares traded nearly 37% higher during calendar Q1 2023, overall, the deal break remained a top detractor for the Fund.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio Information

May 31, 2023 (Unaudited)

Performance (annualized returns as of May 31, 2023)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Event-Driven Fund Class R	-1.11%	2.88%	1.65%	1.94%
Water Island Event-Driven Fund Class I	-0.91%	3.13%	1.90%	2.19%
Water Island Event-Driven Fund, Class A**	-4.38%	2.20%	1.32%	1.32%
ICE BofA U.S. 3-Month Treasury Bill Index	3.14%	1.49%	0.94%	0.76%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Performance numbers reflect fee waivers and/or expense reimbursements by the Adviser and any recoupment by the Adviser of waived fees. Absent any applicable waivers and/or expense reimbursements, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com. This table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Class R and Class I inception: 10/1/10; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

** After sales charge. Class A shares are subject to a maximum front-end sales load of 2.75% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class A are 1.80%, 1.55% and 1.80%, respectively. The Adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, and other costs incurred in connection with the purchase or sale of portfolio securities, so they do not exceed 1.69%, 1.44% and 1.69% for Class R, Class I and Class A, respectively. The agreement remains in effect until September 30, 2024, unless terminated earlier by the Board of Trustees. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

An investor may not invest directly in an index.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio Information (continued)

May 31, 2023 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund over ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of Water Island Event Driven Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments

May 31, 2023

	Shares	Value
COMMON STOCKS - 91.57%
Aerospace & Defense - 4.04%
Aerojet Rocketdyne Holdings, Inc.(a)	84,946	$4,627,858
Banks - 1.04%
First Horizon Corp.(b)	115,970	1,195,651
Biotechnology - 13.26%
BELLUS Health, Inc.(a)	105,718	1,544,540
CTI BioPharma Corp.(a)	123,138	1,114,399
Horizon Therapeutics Plc(a)(b)	54,866	5,488,246
IVERIC bio, Inc.(a)(b)	19,737	745,072
Prometheus Biosciences, Inc.(a)	11,757	2,336,116
Seagen, Inc.(a)(c)	11,571	2,264,445
Swedish Orphan Biovitrum AB(a)	31,025	623,256
VectivBio Holding AG(a)	65,041	1,076,428
		15,192,502
Chemicals - 2.72%
Diversey Holdings Ltd.(a)	234,929	1,956,958
Rogers Corp.(a)	7,325	1,153,468
		3,110,426
Commercial Services - 3.17%
Caverion Oyj	137,982	1,238,907
Moneylion, Inc.(a)(d)	8,781	97,819
RB Global, Inc.	4,275	222,642
Triton International Ltd.(c)	25,086	2,073,107
		3,632,475
Computers & Computer Services - 0.73%
Crane NXT Co.(b)(c)	2,519	132,575
Ordina N.V.	117,061	708,216
		840,791
Distribution/Wholesale - 5.31%
Uni-Select, Inc.(a)	32,998	1,135,909
Univar Solutions, Inc.(a)(c)	138,889	4,947,226
		6,083,135
Diversified Financial Services - 2.26%
Focus Financial Partners, Inc., Class A(a)	49,680	2,587,831
Electric - 4.01%
PNM Resources, Inc.	100,132	4,598,061
Electronics - 3.79%
National Instruments Corp.(b)(c)	75,184	4,345,635

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 91.57% (Continued)
Entertainment - 0.15%
Cineplex, Inc.(a)	23,133	$166,660
Food - 1.01%
Albertsons Cos., Inc., Class A(c)	56,581	1,151,989
Healthcare - Products - 0.40%
Globus Medical, Inc., Class A(a)(c)	8,537	462,108
Healthcare - Services - 1.42%
Syneos Health, Inc.(a)(c)	39,108	1,626,893
Insurance - 0.32%
Hartford Financial Services Group, Inc.	5,355	366,925
Internet - 3.58%
Just Eat Takeaway.com N.V.(a)(e)	7,623	114,629
Zendesk, Inc.(a)(f)	50,491	3,980,140
		4,094,769
Iron/Steel - 0.29%
Kloeckner & Co. SE	32,369	333,537
Machinery - Diversified - 0.16%
Crane Co.	2,519	183,031
Media - 3.79%
TEGNA, Inc.	238,865	3,700,019
Telenet Group Holding N.V.	29,802	634,877
		4,334,896
Mining - 0.63%
Arconic Corp.(a)	24,924	720,553
Oil & Gas - 2.44%
PDC Energy, Inc.(c)	30,082	2,064,227
Ranger Oil Corp., Class A	19,855	729,671
		2,793,898
Pharmaceuticals - 1.49%
Bayer AG	9,665	538,654
Heska Corp.(a)	9,725	1,164,375
		1,703,029
Pipelines - 0.78%
Magellan Midstream Partners LP(a)	14,792	890,626
Real Estate - 1.71%
Radius Global Infrastructure, Inc., Class A(a)	132,306	1,958,129

See Notes to Financial Statements.

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Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 91.57% (Continued)
Real Estate Investment Trusts - 2.25%
Life Storage, Inc.(c)	14,696	$1,872,123
Urstadt Biddle Properties, Inc., Class A(c)	36,140	699,309
		2,571,432
Retail - 1.30%
Ruth's Hospitality Group, Inc.	69,599	1,491,507
Semiconductors - 1.48%
Magnachip Semiconductor Corp.(a)	37,044	378,960
Silicon Motion Technology Corp., ADR	21,531	1,318,559
		1,697,519
Software - 27.70%
Absolute Software Corp.	123,607	1,385,635
Activision Blizzard, Inc.(a)	85,927	6,891,345
Avalara, Inc.(a)(f)	30,735	2,908,988
Black Knight, Inc.(a)	5,104	294,909
Cvent Holding Corp.(a)	216,636	1,839,240
EMIS Group Plc	23,960	397,599
ForgeRock, Inc., Class A(a)(c)	83,238	1,675,581
Momentive Global, Inc.(a)	478,152	4,523,318
Qualtrics International, Inc., Class A(a)(b)	217,280	3,928,422
Rovio Entertainment Oyj(e)	57,073	561,249
SimCorp A/S	12,121	1,256,179
Software AG	19,399	685,104
VMware, Inc., Class A(a)(c)	39,503	5,383,864
		31,731,433
Transportation - 0.34%
Exmar N.V.	34,366	393,052
TOTAL COMMON STOCKS (Cost $112,274,366)		104,886,351
RIGHTS(a) - 0.40%
Bristol-Myers Squibb Co. CVR(d)	67,803	67,803
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029(d)(f)	154,954	58,635
Contra Abiomed, Inc. CVR, Expires 12/31/2030(d)	13,890	24,308
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027(d)(f)	34,047	74,927
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(f)	204,285	4,966
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(f)	204,285	3,311
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027(d)(f)	39,632	124,429
Resolute Forest Products, Inc. CVR, Expires 6/30/2024(d)(f)	68,936	100,226
TOTAL RIGHTS (Cost $484,860)		458,605

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 0.94%
Entertainment - 0.26%
Cineplex, Inc.(e)	09/30/2025	5.750%	$392,000	$300,559
Healthcare - Services - 0.34%
UpHealth, Inc.(e)	06/15/2026	6.250%	217,000	62,795
UpHealth, Inc., Variable Rate, (SOFR plus 9.00%)(e)	12/15/2025	14.060%	409,000	325,155
				387,950
Software - 0.34%
Kaleyra, Inc.(e)	06/01/2026	6.125%	488,000	384,991
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,402,394)				1,073,500

	Shares	Value
WARRANTS(a) - 0.00%(g)
Commercial Services - 0.00%(g)
Moneylion, Inc., Exercise Price $11.50, Expires 09/22/2026	22,640	$792
TOTAL WARRANTS (Cost $0)		792
PRIVATE INVESTMENTS(a)(d)(f)(h) - 0.04%
Fast Capital LLC	22,800	45,600
TOTAL PRIVATE INVESTMENTS (Cost $23,591)		45,600

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 0.15%
Call Options Purchased - 0.12%
Broadcom, Inc.
	06/2023	$810.00	$484,776	6	$22,410
	06/2023	815.00	484,776	6	21,420
	06/2023	810.00	484,776	6	26,520
	06/2023	815.00	484,776	6	25,260
First Horizon Corp.	06/2023	12.00	507,252	492	3,690
IVERIC bio, Inc.
	07/2023	40.00	373,725	99	2,227
	09/2023	40.00	373,725	99	3,960
MaxLinear, Inc.	09/2023	30.00	245,364	84	28,140
TOTAL CALL OPTIONS PURCHASED (Cost $131,238)					133,627

See Notes to Financial Statements.

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Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(a) - 0.15% (Continued)
Put Options Purchased - 0.03%
Crane NXT Co.	06/2023	$110.00	$131,575	25	$0
First Horizon Corp.	06/2023	9.00	907,280	880	22,000
Horizon Therapeutics Plc
	08/2023	95.00	670,201	67	11,390
	08/2023	100.00	90,027	9	2,723
National Instruments Corp.
	06/2023	40.00	254,320	44	0
	06/2023	45.00	236,980	41	0
Qualtrics International, Inc.	06/2023	12.50	338,096	187	0
TOTAL PUT OPTIONS PURCHASED (Cost $132,365)					36,113
TOTAL PURCHASED OPTIONS (Cost $263,603)					169,740

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 4.34%
Money Market Funds
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.997	%(i)	2,486,408	$2,486,408
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.129	%(i)	2,486,407	2,486,407
				4,972,815
TOTAL SHORT-TERM INVESTMENTS (Cost $4,972,815)				4,972,815
Total Investments - 97.44% (Cost $119,421,629)				111,607,403
Other Assets in Excess of Liabilities - 2.56%(j)				2,932,422
NET ASSETS - 100.00%				$114,539,825

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for swaps, short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2023, the aggregate fair market value of those securities was $ 18,129,170 representing 15.83% of net assets.

(d)  Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $602,024 or 0.53% of net assets.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

Restricted Security	Acquisition Date	Acquisition Cost
Bristol-Myers Squibb Co. CVR	11/20/2020	$110,781
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029	03/07/2023	57,333
Contra Abiomed, Inc. CVR, Expires 12/31/2030	12/21/2022	14,168
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027	03/03/2023	73,201
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	5,107
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	5,107
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027	02/23/2023	121,274
Fast Capital LLC	08/18/2020	23,591
Moneylion, Inc.	06/19/2020	1,926,136
Resolute Forest Products, Inc. CVR, Expires 6/30/2024	03/01/2023	97,889
Total		$2,434,587

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, these securities had a total value of $1,749,378 or 1.53% of net assets.

(f)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2023, the total fair market value of these securities was $7,301,222, representing 6.37% of net assets.

(g)  Less than 0.005% of net assets.

(h)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(i)  Rate shown is the 7-day effective yield as of May 31, 2023.

(j)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (5.79%)
Entertainment - (0.02%)
Cineplex, Inc.	(3,228)	$(23,256)
Healthcare - Products - (0.08%)
NuVasive, Inc.	(2,561)	(97,728)
Oil & Gas - (2.12%)
Baytex Energy Corp.	(103,365)	(325,895)
Chevron Corp.	(13,952)	(2,101,450)
		(2,427,345)
Pipelines - (0.49%)
ONEOK, Inc.	(9,866)	(559,007)
Real Estate Investment Trusts - (2.24%)
Extra Space Storage, Inc.	(9,865)	(1,423,224)
Public Storage	(1,540)	(436,282)
Regency Centers Corp.	(12,541)	(705,682)
		(2,565,188)

See Notes to Financial Statements.

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Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (5.79%) (Continued)
Semiconductors - (0.84%)
Broadcom, Inc.	(884)	$(714,237)
MaxLinear, Inc.	(8,355)	(244,049)
		(958,286)
TOTAL SECURITIES SOLD SHORT (Proceeds $6,893,868)		$(6,630,810)

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
Crane NXT Co.	06/2023	$130.00	$(131,575)	(25)	$(2,563)
TOTAL WRITTEN OPTIONS (Premiums received $8,708)					$(2,563)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Upon Termination	Brookfield Infrastructure Corp.	Received 1 Month- Federal Rate Minus 58bps (-4.500%)	10/29/2024	$—	$—	$3,387	USD	176,861	$3,387
Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	Broadcom, Inc.	Received 1 Month- Federal Rate Minus 40bps (-4.680%)	10/29/2024	$—	$—	$(1,165,673)	USD	2,140,499	$(1,165,673)

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	Intercontinental Exchange, Inc.	Received 1 Month- Federal Rate Minus 40bps (-4.680%)	10/29/2024	$—	$—	$(943)	USD	35,928	$(943)
						$(1,166,616)			$(1,166,616)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	456,600	USD	335,706	Morgan Stanley & Co.	06/15/2023	$759
USD	37,885	CAD	51,100	Morgan Stanley & Co.	06/15/2023	230
USD	1,236,411	DKK	8,588,500	Morgan Stanley & Co.	06/15/2023	2,531
EUR	29,600	USD	31,610	Morgan Stanley & Co.	06/15/2023	53
USD	7,360,085	EUR	6,769,900	Morgan Stanley & Co.	06/15/2023	118,379
GBP	982,700	USD	1,219,139	Morgan Stanley & Co.	06/15/2023	3,621
USD	1,229,876	GBP	986,100	Morgan Stanley & Co.	06/15/2023	2,884
SEK	372,300	USD	34,250	Morgan Stanley & Co.	06/15/2023	81
USD	943,959	SEK	9,921,500	Morgan Stanley & Co.	06/15/2023	29,052
						$157,590
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	6,870,200	USD	5,106,205	Morgan Stanley & Co.	06/15/2023	$(43,607)
USD	6,563,738	CAD	8,976,200	Morgan Stanley & Co.	06/15/2023	(50,756)
USD	45,828	DKK	320,400	Morgan Stanley & Co.	06/15/2023	(203)
EUR	1,727,600	USD	1,887,156	Morgan Stanley & Co.	06/15/2023	(39,158)
GBP	112,700	USD	141,563	Morgan Stanley & Co.	06/15/2023	(1,332)
USD	2,089,927	GBP	1,710,800	Morgan Stanley & Co.	06/15/2023	(38,800)
SEK	2,736,100	USD	265,622	Morgan Stanley & Co.	06/15/2023	(13,312)
						$(187,168)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	82.52%
Canada	4.15%
Bermuda	1.81%
Finland	1.57%
Germany	1.36%
Taiwan	1.15%
Denmark	1.10%
Switzerland	0.94%
Belgium	0.90%
Netherlands	0.72%
Sweden	0.54%
United Kingdom	0.35%
Republic of Korea	0.33%
Other Assets in Excess of Liabilities	2.56%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AB - Aktiebolag is the Swedish term for a limited company.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for a stock-based corporation.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CVR - Contingent Value Rights

DKK - Danish krone

EUR - Euro

GBP - British pound

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

Plc - Public Limited Company

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SEK - Swedish krona

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

The following table summarizes the Water Island Event-Driven Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2023:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$4,627,858	$—	$—	$4,627,858
Banks	1,195,651	—	—	1,195,651
Biotechnology	15,192,502	—	—	15,192,502
Chemicals	3,110,426	—	—	3,110,426
Commercial Services	3,632,475	—	—	3,632,475
Computers & Computer Services	840,791	—	—	840,791
Distribution/Wholesale	6,083,135	—	—	6,083,135
Diversified Financial Services	2,587,831	—	—	2,587,831
Electric	4,598,061	—	—	4,598,061
Electronics	4,345,635	—	—	4,345,635
Entertainment	166,660	—	—	166,660
Food	1,151,989	—	—	1,151,989
Healthcare - Products	462,108	—	—	462,108
Healthcare - Services	1,626,893	—	—	1,626,893
Insurance	366,925	—	—	366,925
Internet	114,629	—	3,980,140	4,094,769
Iron/Steel	333,537	—	—	333,537
Machinery - Diversified	183,031	—	—	183,031
Media	4,334,896	—	—	4,334,896
Mining	720,553	—	—	720,553
Oil & Gas	2,793,898	—	—	2,793,898
Pharmaceuticals	1,703,029	—	—	1,703,029
Pipelines	890,626	—	—	890,626
Real Estate	1,958,129	—	—	1,958,129
Real Estate Investment Trusts	2,571,432	—	—	2,571,432
Retail	1,491,507	—	—	1,491,507
Semiconductors	1,697,519	—	—	1,697,519
Software	24,299,127	4,523,318	2,908,988	31,731,433
Transportation	393,052	—	—	393,052
Rights	—	92,111	366,494	458,605
Convertible Corporate Bonds**	—	1,073,500	—	1,073,500
Warrants**	792	—	—	792
Private Investments	—	—	45,600	45,600
Purchased Options	169,740	—	—	169,740
Short-Term Investments	4,972,815	—	—	4,972,815
TOTAL	$98,617,252	$5,688,929	$7,301,222	$111,607,403
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$157,590	$—	$157,590
Equity Swaps	3,387	—	—	3,387

See Notes to Financial Statements.

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Water Island Event-Driven Fund  Portfolio of Investments (continued)

May 31, 2023

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks**	$(6,630,810)	$—	$—	$(6,630,810)
Written Options	(2,563)	—	—	(2,563)
Forward Foreign Currency Exchange Contracts	—	(187,168)	—	(187,168)
Equity Swaps	(1,166,616)	—	—	(1,166,616)
TOTAL	$(7,796,602)	$(29,578)	$—	$(7,826,180)

*  Refer to Note 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2023:

Investments in Securities	Balance as of May 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2023
Common Stocks	$6,103,595	$158,827	$221,668	$6,852,914	$(6,447,876)	$—	$—	$6,889,128	$285,251
Rights	18,187	34,529	6,183	359,911	(52,316)	—	—	366,494	6,583
Private Investments	22,800	—	22,800	—	—	—	—	45,600	22,800
Total	$6,144,582	$193,356	$250,651	$7,212,825	$(6,500,192)	$—	$—	$7,301,222	$314,634

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2023:

Investments in Securities	Fair Value at May 31, 2023	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$6,889,128	Final proceeds	Final determination on dissent	$78.8287-$94.6474	$85.51
Rights	366,494	Discounted, probability adjusted value	Discount rate, probability	10%,9.43%-65%	10%, 44.70%
Private Investments	45,600	Recovery value	Proceeds from winding down	NA	NA

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Manager Commentary

May 31, 2023 (Unaudited)

Water Island Credit Opportunities Fund | Tickers: ACFIX, ARCFX, AGCAX

The Fund's Goal and Main Investments

The Fund seeks to provide current income and capital growth by focusing on company-specific catalysts and events in order to generate returns that are more correlated to the outcomes and timelines of those events, rather than on overall market direction or changes in interest rates.

Investment Strategy

The Fund employs a fundamentally driven investment approach. The investment team screens catalyst-driven investments such as mergers, acquisitions, asset sales, spin-offs, refinancings, recapitalizations, corporate reorganizations, litigation, and regulatory changes. From this universe the team selects investments based on factors such as risk/reward profile, potential downside, and security liquidity. The team generates returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital's broader event-driven style.

Fiscal Year Highlights

Water Island Credit Opportunities Fund Class I (ACFIX) returned 3.03% for the fiscal year ended May 31, 2023. Investments in the Americas region contributed to returns, though the European region was a detractor overall. The Fund's top-performing sectors were information technology and industrials. Communication services was the only detractor on a sector basis, though for the period the Fund's broad market hedges also detracted from returns overall.

The Fund may utilize derivatives for several purposes, primarily to implement position-level hedges, portfolio-level hedges, or currency hedges. During the fiscal year, the Fund's investments in derivative instruments contributed to returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

The Fund's top contributor for the period was its investment in the debt of Getty Images. Getty is a world-renowned leader in digital and visual media content. Following the company's public listing via a special purpose acquisition company transaction in July, Getty has reduced term loan debt, increased its cash flow profile, and been upgraded by multiple credit-rating agencies. We think this is an attractive short-term yield investment which is supported by both a high coupon and management's desire to reduce debt.

The second-largest contributor for the fiscal year was the Fund's position in the debt of MoneyGram International. MoneyGram is a major global payment services provider. Early in 2022, the company entered into an agreement to be acquired by private equity firm Madison Dearborn Partners for $11 per share in cash. The deal presented us with several refinancing situations in both the company's bonds and term loans. Given the longer-term horizon of approximately one year, we invested in MoneyGram's term loans where we felt adequately compensated for the longer duration of the transaction and where we believed market volatility would be less impacted. The deal closed successfully shortly after fiscal year-end.

Conversely, the top detractor in the portfolio was the Fund's position in the debt of Altice France. Altice is a European broadband internet and cable television service provider. Our investment focused on the company's high coupon senior notes, which we believed would be among the first tranches to be refinanced when market conditions permitted. Given the softer nature of this catalyst, the bonds were more correlated to the swings in the credit markets throughout the period. Despite this, we believe that we are being compensated for such risks with attractive

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Water Island Credit Opportunities Fund  Manager Commentary (continued)

May 31, 2023 (Unaudited)

yields, and we believe Altice can successfully manage its upcoming debt maturities and either improve operational performance or de-leverage its balance sheet, whether organically or through the disposal of data centers.

The second-largest detractor for the period was the Fund's position in the debt of Werner FinCo. Werner is a global manufacturer of ladders, access equipment, secure storage, and light duty construction with the top position in both ladders and truck and jobsite storage projects in North America. After successive revenue and cash flow shortfalls amid weaker demand and higher costs, the company's capital structure was downgraded by Moody's in November, leading to lower bond prices and drawdowns in the Fund. We have frankly lost conviction in management's ability to rectify the business and decrease leverage, and we have since exited the position.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Portfolio Information

May 31, 2023 (Unaudited)

Performance (annualized returns as of May 31, 2023)

	One Year	Five Year	Ten Year	Since Inception*
Water Island Credit Opportunities Fund, Class R	2.88%	2.78%	2.46%	2.53%
Water Island Credit Opportunities Fund, Class I	3.03%	3.02%	2.69%	2.76%
Water Island Credit Opportunities Fund, Class A**	-0.51%	2.12%	2.11%	2.11%
ICE BofA U.S. 3-Month Treasury Bill Index	3.14%	1.49%	0.94%	0.89%
Bloomberg U.S. Aggregate Bond Index	-2.14%	0.81%	1.39%	1.24%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com. This table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Class R and Class I inception: 10/1/12; Class A inception: 6/1/13. The "Since Inception" returns for securities indices are for the inception date of Class R and Class I shares.

** After sales charge. Class A shares are subject to a maximum front-end sales load of 2.75% on purchases up to $250,000. The shares are also subject to a deferred sales charge of up to 1.00% on purchases of $250,000 or more purchased without a front-end sales charge and redeemed within 18 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class A are 1.62%, 1.37% and 1.62%, respectively. The Adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so they do not exceed 1.23%, 0.98% and 1.23% for Class R, Class I and Class A, respectively. The agreement remains in effect until September 30, 2024, unless terminated earlier by the Board of Trustees. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes shown are not intended to, and do not, parallel the risk or investment style of the Fund's investment strategy. An investor may not invest directly in an index.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio Information (continued)

May 31, 2023 (Unaudited)

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Class R shares of the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Weighting

The following chart shows the sector weightings of Water Island Credit Opportunities Fund's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: From time to time, based on market or economic conditions or investment opportunities, the Fund may have significant investments in one or more sectors of the market. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Portfolio of Investments

May 31, 2023

	Maturity Date	Rate	Principal Amount	Value
BANK LOANS - 11.10%
Chemicals - 4.29%
Diversey, Inc., 2021 Term Loan B, TBD(a)	09/29/2028	0.000%	$5,000,000	$4,991,850
Commercial Services - 6.81%
Moneygram International, Inc., 2021 Term Loan B, Variable Rate, (1 mo. USD LIBOR plus 4.50%)	07/21/2026	9.654%	4,934,896	4,929,517
Verscend Holding Corp., 2021 Term Loan B, Variable Rate, (1 mo. USD LIBOR plus 4.00%)	08/27/2025	9.154%	2,992,386	2,990,201
				7,919,718
TOTAL BANK LOANS (Cost $12,949,762)				12,911,568
CORPORATE BONDS - 51.81%
Aerospace & Defense - 1.28%
Howmet Aerospace, Inc.	10/01/2024	5.125%	1,498,000	1,486,423
Banks - 0.77%
Truist Financial Corp., Variable Rate, (3 mo. USD LIBOR plus 0.65%)	03/15/2028	5.516%	1,000,000	892,094
Chemicals - 4.39%
Diamond (BC) B.V.(b)	10/01/2029	4.625%	2,000,000	2,007,600
Valvoline, Inc.(b)(c)	02/15/2030	4.250%	3,160,000	3,100,364
				5,107,964
Commercial Services - 3.35%
Triton Container International Ltd.(b)(c)	06/07/2024	1.150%	4,000,000	3,745,976
Verscend Escrow Corp.(b)(c)	08/15/2026	9.750%	150,000	150,328
				3,896,304
Construction Materials - 1.38%
JELD-WEN, Inc.(b)(c)	05/15/2025	6.250%	1,593,000	1,604,947
Distribution/Wholesale - 2.28%
Univar Solutions USA, Inc.(b)(c)	12/01/2027	5.125%	2,641,000	2,652,758

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 51.81% (Continued)
Electrical Components & Equipment - 0.75%
WESCO Distribution, Inc.(b)	06/15/2025	7.125%	$870,000	$876,369
Entertainment - 3.47%
Caesars Entertainment, Inc.(b)	07/01/2025	6.250%	4,053,000	4,040,775
Food - 5.39%
Chobani LLC / Chobani Finance Corp., Inc.(b)	04/15/2025	7.500%	3,549,000	3,524,963
U.S. Foods, Inc.(b)(c)	04/15/2025	6.250%	2,750,000	2,744,263
				6,269,226
Healthcare - Services - 2.08%
Syneos Health, Inc.(b)(c)	01/15/2029	3.625%	2,500,000	2,418,750
Internet - 6.33%
Gen Digital, Inc.(b)	04/15/2025	5.000%	1,407,000	1,374,270
Getty Images, Inc.(b)	03/01/2027	9.750%	6,000,000	5,981,304
				7,355,574
Media - 1.29%
Cengage Learning, Inc.(b)	06/15/2024	9.500%	1,500,000	1,494,945
Mining - 3.97%
Arconic Corp.(b)(c)	05/15/2025	6.000%	4,600,000	4,612,406
Office/Business Equip - 2.23%
Xerox Holdings Corp.(b)	08/15/2025	5.000%	2,762,000	2,597,952
Oil & Gas - 5.55%
Occidental Petroleum Corp.	09/01/2025	5.875%	30,000	30,008
PDC Energy, Inc.(c)	05/15/2026	5.750%	4,180,000	4,167,251
ROCC Holdings LLC(b)	08/15/2026	9.250%	2,100,000	2,250,948
				6,448,207
Packaging & Containers - 2.12%
Ball Corp.(c)	11/15/2023	4.000%	1,357,000	1,337,872
LABL, Inc.(b)	07/15/2026	6.750%	1,175,000	1,129,486
				2,467,358
Pharmaceuticals - 1.46%
Horizon Therapeutics USA, Inc.(b)	08/01/2027	5.500%	1,700,000	1,702,125
Software - 1.13%
ACI Worldwide, Inc.(b)	08/15/2026	5.750%	600,000	592,452
PTC, Inc.(b)	02/15/2025	3.625%	750,000	721,307
				1,313,759

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 51.81% (Continued)
Telecommunications - 2.59%
Altice France Holding SA(b)(c)	05/15/2027	10.500%	$5,050,000	$3,017,375
TOTAL CORPORATE BONDS (Cost $62,902,057)				60,255,311
CONVERTIBLE CORPORATE BONDS - 24.67%
Aerospace & Defense - 2.42%
Kaman Corp.(c)	05/01/2024	3.250%	3,000,000	2,814,000
Auto Manufacturers - 0.45%
Lightning eMotors, Inc.(b)	05/15/2024	7.500%	973,000	525,420
Commercial Services - 1.59%
Block, Inc.(c)	03/01/2025	0.125%	2,000,000	1,845,000
Diversified Financial Services - 1.26%
WisdomTree, Inc.	06/15/2026	3.250%	1,500,000	1,458,750
Entertainment - 0.37%
Cineplex, Inc.(b)	09/30/2025	5.750%	567,000	434,738
Healthcare - Services - 6.36%
Oak Street Health, Inc.(d)	03/15/2026	0.000%	6,500,000	6,446,050
UpHealth, Inc.(b)	06/15/2026	6.250%	689,000	199,379
UpHealth, Inc., Variable Rate, (SOFR plus 9.00%)(b)	12/15/2025	14.060%	938,000	745,710
				7,391,139
Internet - 2.56%
Spotify USA, Inc.(d)	03/15/2026	0.000%	3,500,000	2,982,000
Pharmaceuticals - 1.65%
Paratek Pharmaceuticals, Inc.(c)	05/01/2024	4.750%	2,250,000	1,921,050
Real Estate - 1.68%
Radius Global Infrastructure, Inc.(b)(c)	09/15/2026	2.500%	2,000,000	1,955,000
Software - 6.33%
Blackline, Inc.(c)(d)	03/15/2026	0.000%	2,000,000	1,688,750
Kaleyra, Inc.(b)(c)	06/01/2026	6.125%	1,900,000	1,498,942
RingCentral, Inc.(d)	03/01/2025	0.000%	3,105,000	2,839,212
Verint Systems, Inc.(c)	04/15/2026	0.250%	1,500,000	1,332,187
				7,359,091
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $31,743,382)				28,686,188

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
WARRANTS(e) - 0.00%(f)
Auto Manufacturers - 0.00%(f)
Lightning eMotors, Inc., Exercise Price $11.50, Expires 05/18/2025(g)	53,913	$1,337
TOTAL WARRANTS (Cost $0)		1,337

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS(e) - 0.10%
Call Options Purchased - 0.09%
Caesars Entertainment, Inc.	09/2023	$50.00	$738,180	180	$33,300
Gen Digital, Inc.	07/2023	19.00	526,200	300	7,500
Howmet Aerospace, Inc.	07/2023	45.00	1,603,125	375	29,063
Xerox Holdings Corp.	07/2023	15.00	914,550	650	35,750
TOTAL CALL OPTIONS PURCHASED (Cost $160,525)					105,613
Put Options Purchased - 0.01%
iShares iBoxx High Yield Corporate Bond ETF	06/2023	$72.00	$7,411,000	1,000	12,000
TOTAL PUT OPTIONS PURCHASED (Cost $70,669)					12,000
TOTAL PURCHASED OPTIONS (Cost $231,194)					117,613

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 14.30%
Money Market Funds
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.997	%(h)	8,311,250	$8,311,250
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.129	%(h)	8,311,250	8,311,250
				16,622,500

TOTAL SHORT-TERM INVESTMENTS (Cost $16,622,500)	16,622,500
Total Investments - 101.98% (Cost $124,448,895)	118,594,517
Liabilities in Excess of Other Assets - (1.98%)(i)	(2,297,479)
NET ASSETS - 100.00%	$116,297,038

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

Portfolio Footnotes

(a)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, these securities had a total value of $57,700,852 or 49.62% of net assets.

(c)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2023, the aggregate fair market value of those securities was $36,904,034, representing 31.04% of net assets.

(d)  Represents a zero coupon bond.

(e)  Non-income-producing security.

(f)  Less than 0.005% of net assets.

(g)  Restricted securities (including private placements) – The Fund may own investment securities that have other legal or contractual limitations. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,337 or 0.0% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Lightning eMotors, Inc., Exercise Price $11.50, Expires 05/18/2025	04/28/2021	$—
Total		$—

(h)  Rate shown is the 7-day effective yield as of May 31, 2023.

(i)  Includes cash held as collateral for short sales.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (3.38%)
Aerospace & Defense - (0.42%)
Howmet Aerospace, Inc.	(10,600)	$(453,150)
Kaman Corp.	(1,800)	(37,404)
		(490,554)
Chemicals - (0.72%)
Diversey Holdings Ltd.	(100,000)	(833,000)
Commercial Services - (0.30%)
Block, Inc.	(5,700)	(344,223)
Diversified Financial Services - (0.23%)
WisdomTree, Inc.	(39,400)	(267,920)
Entertainment - (0.33%)
Caesars Entertainment, Inc.	(4,500)	(184,545)
Cineplex, Inc.	(28,000)	(201,724)
		(386,269)
Internet - (0.19%)
Gen Digital, Inc.	(5,600)	(98,224)
Spotify Technology SA	(800)	(119,120)
		(217,344)

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (3.38%) (Continued)
Office/Business Equip - (0.31%)
Xerox Holdings Corp.	(26,000)	$(365,820)
Pharmaceuticals - (0.01%)
Paratek Pharmaceuticals, Inc.	(11,450)	(17,518)
Real Estate - (0.45%)
Radius Global Infrastructure, Inc., Class A	(35,400)	(523,920)
Software - (0.42%)
Blackline, Inc.	(2,400)	(124,968)
RingCentral, Inc., Class A	(300)	(10,410)
Verint Systems, Inc.	(9,700)	(348,036)
		(483,414)
TOTAL SECURITIES SOLD SHORT (Proceeds $4,921,872)		$(3,929,982)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	SPDR Bloomberg High Yield Bond ETF	Received 1 Month- Federal Rate Minus 83bps (-4.250%)	10/31/2024	$—	$—	$(22,831)	USD	2,602,445	$(22,831)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	82,500	USD	60,454	Morgan Stanley & Co.	06/15/2023	$340
USD	66,882	CAD	90,000	Morgan Stanley & Co.	06/15/2023	560
						$900
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	75,000	USD	55,862	Morgan Stanley & Co.	06/15/2023	$(594)
USD	280,661	CAD	383,800	Morgan Stanley & Co.	06/15/2023	(2,159)
						$(2,753)

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	89.78%
Netherlands	6.02%
Bermuda	3.22%
Luxembourg	2.59%
Canada	0.37%
Liabilities in Excess of Other Assets	(1.98%)
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

B.V. - Besloten Vennootschap is the Dutch term for private limited liability company.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SOFR - Secured Overnight Financing Rate

SPDR - Standard & Poor's Depositary Receipt

TBD - To Be Determined

USD - United States Dollar

The following table summarizes the Water Island Credit Opportunities Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2023:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Bank Loans**	$—	$12,911,568	$—	$12,911,568
Corporate Bonds**	—	60,255,311	—	60,255,311
Convertible Corporate Bonds**	—	28,686,188	—	28,686,188
Warrants**	1,337	—	—	1,337
Purchased Options	117,613	—	—	117,613
Short-Term Investments	16,622,500	—	—	16,622,500
TOTAL	$16,741,450	$101,853,067	$—	$118,594,517

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund  Portfolio of Investments (continued)

May 31, 2023

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$900	$—	$900
Liabilities
Common Stocks**	(3,929,982)	—	—	(3,929,982)
Forward Foreign Currency Exchange Contracts	—	(2,753)	—	(2,753)
Equity Swaps	(22,831)	—	—	(22,831)
TOTAL	$(3,952,813)	$(1,853)	$—	$(3,954,666)

*  Refer to Note 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

Annual Report | May 31, 2023

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
ASSETS
Investments:
At cost of unaffiliated investments	$1,132,420,122	$119,421,629
At cost of affiliated investments	60,632,644	—
At fair value of unaffiliated investments (Note 2)	1,053,517,183	111,607,403
At fair value of affiliated investments (Note 2)	71,734,267	—
Cash	2,496	275
Cash denominated in foreign currency (Cost $1,049,159, $0 and $0)	1,041,540	—
Deposits with brokers for securities sold short (Note 2)	57,248,110	6,736,673
Segregated cash for collateral (Note 2)	—	200,000
Receivable for investment securities sold	37,822,195	3,901,348
Receivable for capital shares sold	1,427,295	266,250
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	1,978,506	157,590
Unrealized appreciation on swap contracts	28,068	3,387
Dividends and interest receivable	1,624,954	149,952
Miscellaneous receivable	383,510	38,048
Prepaid expenses	80,289	23,091
Total Assets	1,226,888,413	123,084,017
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $58,127,599, $6,893,868 and $4,921,872)	55,207,449	6,630,810
Written options, at value (Note 2) (premiums received $0, $8,708 and $0)	—	2,563
Payable for investment securities purchased	6,409,700	337,203
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	1,877,341	187,168
Unrealized depreciation on swap contracts	13,928,051	1,166,616
Payable for capital shares redeemed	4,797,138	33,108
Payable to Adviser (Note 5)	995,286	106,781
Dividends payable on securities sold short	—	—
Payable to Distributor (Note 5)	23,257	1,313
Payable to Administrator (Note 5)	57,281	12,789
Payable to Transfer Agent (Note 5)	89,335	8,737
Payable to Custodian	13,529	5,735
Income distribution payable	—	—
Interest expense payable	626	—
Payable for swap reset	11,929	1,439
Audit and legal fees payable	103,849	23,353
Payable to Trustees	85,694	8,505
Chief Compliance Officer Fees payable (Note 5)	36,480	4,849
Chief Financial Officer Fees payable (Note 5)	5,198	1,038
Other accrued expenses and liabilities	53,878	12,185
Total Liabilities	83,696,021	8,544,192
NET ASSETS	$1,143,192,392	$114,539,825
NET ASSETS CONSIST OF:
Paid-in capital	$1,209,661,658	$156,535,313
Distributable earnings (Accumulated loss)	(66,469,266)	(41,995,488)
NET ASSETS	$1,143,192,392	$114,539,825

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

May 31, 2023

Water Island Credit Opportunities Fund
ASSETS
Investments:
At cost of unaffiliated investments	$124,448,895
At cost of affiliated investments	—
At fair value of unaffiliated investments (Note 2)	118,594,517
At fair value of affiliated investments (Note 2)	—
Cash	77,554
Cash denominated in foreign currency (Cost $1,049,159, $0 and $0)	—
Deposits with brokers for securities sold short (Note 2)	3,783,904
Segregated cash for collateral (Note 2)	930,000
Receivable for investment securities sold	760,716
Receivable for capital shares sold	298,398
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	900
Unrealized appreciation on swap contracts	—
Dividends and interest receivable	1,533,343
Miscellaneous receivable	—
Prepaid expenses	23,186
Total Assets	126,002,518
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $58,127,599, $6,893,868 and $4,921,872)	3,929,982
Written options, at value (Note 2) (premiums received $0, $8,708 and $0)	—
Payable for investment securities purchased	5,282,997
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	2,753
Unrealized depreciation on swap contracts	22,831
Payable for capital shares redeemed	131,430
Payable to Adviser (Note 5)	57,508
Dividends payable on securities sold short	23,693
Payable to Distributor (Note 5)	1,590
Payable to Administrator (Note 5)	16,100
Payable to Transfer Agent (Note 5)	11,137
Payable to Custodian	2,787
Income distribution payable	164,793
Interest expense payable	3,101
Payable for swap reset	—
Audit and legal fees payable	23,720
Payable to Trustees	8,926
Chief Compliance Officer Fees payable (Note 5)	4,573
Chief Financial Officer Fees payable (Note 5)	1,039
Other accrued expenses and liabilities	16,520
Total Liabilities	9,705,480
NET ASSETS	$116,297,038
NET ASSETS CONSIST OF:
Paid-in capital	$123,937,113
Distributable earnings (Accumulated loss)	(7,640,075)
NET ASSETS	$116,297,038

Annual Report | May 31, 2023

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$44,250,159	$3,989,803
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,695,958	372,012
Net asset value and offering price per share	$11.97	$10.72
CLASS I SHARES:
Net assets applicable to Class I shares	$1,062,907,026	$108,673,929
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	85,257,658	10,002,458
Net asset value and offering price per share	$12.47	$10.86
CLASS C SHARES:
Net assets applicable to Class C shares	$8,397,816	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	757,567	—
Net asset value and offering price per share(a)	$11.09	$—
CLASS A SHARES:
Net assets applicable to Class A shares	$27,637,391	$1,876,093
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,315,076	175,288
Net asset value and offering price per share(a)	$11.94	$10.70
Maximum offering price per share (NAV/(100% — maximum sales charge))	$12.28	$11.06
Maximum sales charge	2.75%	3.25%

(a)  Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

  Statement of Assets and Liabilities

May 31, 2023

Water Island Credit Opportunities Fund
PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$6,741,644
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	701,722
Net asset value and offering price per share	$9.61
CLASS I SHARES:
Net assets applicable to Class I shares	$109,488,343
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,448,864
Net asset value and offering price per share	$9.56
CLASS C SHARES:
Net assets applicable to Class C shares	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—
Net asset value and offering price per share(a)	$—
CLASS A SHARES:
Net assets applicable to Class A shares	$67,051
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,009
Net asset value and offering price per share(a)	$9.57
Maximum offering price per share (NAV/(100% — maximum sales charge))	$9.89
Maximum sales charge	3.25%

Annual Report | May 31, 2023

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
INVESTMENT INCOME
Dividend income	$21,401,573	$1,741,741
Foreign taxes withheld on dividends	(265,763)	(31,129)
Interest income	785,843	184,156
Rebates on short sales, net of fees	739,365	68,615
Total Investment Income	22,661,018	1,963,383
EXPENSES
Investment advisory fees (Note 5)	15,057,509	1,269,833
Distribution and service fees (Note 5)
Class R	149,118	10,868
Class C	107,868	—
Class A	94,053	5,529
Administrative fees	284,501	51,361
Chief Compliance Officer fees	176,578	16,975
Trustees' fees	320,077	30,927
Dividend expense	175,975	8,620
Transfer agent fees	1,167,219	98,245
Custodian and bank service fees	142,227	36,875
Registration and filing fees	88,243	50,814
Printing of shareholder reports	115,106	8,121
Professional fees	189,003	30,322
Line of credit interest expense	—	5,319
Insurance expense	61,633	4,836
Chief Financial Officer fees	58,742	11,275
Other expenses	73,814	22,911
Total Expenses	18,261,666	1,662,831
Fees waived, reimbursed or recouped by the Adviser, Class R (Note 5)	(38,114)	1,128
Fees waived, reimbursed or recouped by the Adviser, Class I (Note 5)	(839,520)	28,129
Fees waived, reimbursed or recouped by the Adviser, Class C (Note 5)	(6,894)	—
Fees waived, reimbursed or recouped by the Adviser, Class A (Note 5)	(24,040)	575
Net Expenses	17,353,098	1,692,663
NET INVESTMENT INCOME (LOSS)	5,307,920	270,720
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	21,303,485	2,421,410
Purchased option contracts	(3,753,338)	(340,066)
Swap contracts	5,016,744	399,115
Securities sold short	7,701,552	629,133
Written option contracts	(794,457)	(59,394)
Forward currency contracts	9,455,080	379,573
Foreign currency transactions (Note 9)	126,724	29,855

See Notes to Financial Statements.

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  Statement of Operations

For the Year Ended May 31, 2023

Water Island Credit Opportunities Fund
INVESTMENT INCOME
Dividend income	$487,056
Foreign taxes withheld on dividends	(446)
Interest income	5,474,697
Rebates on short sales, net of fees	144,711
Total Investment Income	6,106,018
EXPENSES
Investment advisory fees (Note 5)	1,163,537
Distribution and service fees (Note 5)
Class R	21,578
Class C	—
Class A	191
Administrative fees	85,675
Chief Compliance Officer fees	16,231
Trustees' fees	33,691
Dividend expense	56,342
Transfer agent fees	124,565
Custodian and bank service fees	23,623
Registration and filing fees	48,547
Printing of shareholder reports	13,051
Professional fees	31,169
Line of credit interest expense	22,254
Insurance expense	5,041
Chief Financial Officer fees	11,508
Other expenses	31,546
Total Expenses	1,688,549
Fees waived, reimbursed or recouped by the Adviser, Class R (Note 5)	(27,239)
Fees waived, reimbursed or recouped by the Adviser, Class I (Note 5)	(360,425)
Fees waived, reimbursed or recouped by the Adviser, Class C (Note 5)	—
Fees waived, reimbursed or recouped by the Adviser, Class A (Note 5)	(241)
Net Expenses	1,300,644
NET INVESTMENT INCOME (LOSS)	4,805,374
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated investments	(2,307,637)
Purchased option contracts	(61,807)
Swap contracts	182,088
Securities sold short	1,379,050
Written option contracts	87,999
Forward currency contracts	(1,255)
Foreign currency transactions (Note 9)	811

Annual Report | May 31, 2023

The Arbitrage Funds

	Arbitrage Fund	Water Island Event-Driven Fund
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(33,173,752)	(3,546,003)
Affiliated investments	(660,536)	—
Securities sold short	(316,732)	34,754
Foreign currency transactions (Note 9)	121,839	171,309
Purchased option contracts	(512,810)	(96,014)
Written option contracts	(10,186)	5,284
Swap contracts	(13,900,131)	(1,163,229)
Forward currency contracts	(3,276,363)	(177,226)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(12,672,881)	(1,311,499)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,364,961)	$(1,040,779)

See Notes to Financial Statements.

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  Statement of Operations

For the Year Ended May 31, 2023

Water Island Credit Opportunities Fund
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,258,163
Affiliated investments	—
Securities sold short	(1,775,332)
Foreign currency transactions (Note 9)	248
Purchased option contracts	(87,699)
Written option contracts	240
Swap contracts	(22,831)
Forward currency contracts	220
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(1,347,742)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,457,632

Annual Report | May 31, 2023

The Arbitrage Funds

	Arbitrage Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$5,307,920	$(7,137,527)
Net realized gains (losses) from:
Unaffiliated investments	21,303,485	75,174,977
Purchased option contracts	(3,753,338)	(1,844,236)
Swap contracts	5,016,744	(6,444,884)
Securities sold short	7,701,552	(19,584,880)
Written option contracts	(794,457)	2,115,078
Forward currency contracts	9,455,080	9,860,568
Foreign currency transactions	126,724	(659,632)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(33,173,752)	(114,517,314)
Affiliated investments	(660,536)	(3,434,790)
Securities sold short	(316,732)	235,533
Foreign currency transactions	121,839	(8,941)
Purchased option contracts	(512,810)	1,391,682
Written option contracts	(10,186)	10,186
Swap contracts	(13,900,131)	148
Forward currency contracts	(3,276,363)	5,524,437
Net increase (decrease) in net assets resulting from operations	(7,364,961)	(59,319,595)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R	(2,052,959)	(516,092)
Distributions from distributable earnings, Class I	(48,583,107)	(7,605,189)
Distributions from distributable earnings, Class C	(308,280)	(99,436)
Distributions from distributable earnings, Class A	(1,345,088)	(213,958)
Decrease in net assets from distributions to shareholders	(52,289,434)	(8,434,675)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	291,944,330	493,961,134
Shares issued in reinvestment of distributions	43,054,678	6,813,804
Payments for shares redeemed	(724,701,012)	(438,357,571)
Net increase (decrease) in net assets from capital share transactions	(389,702,004)	62,417,367
TOTAL INCREASE (DECREASE) IN NET ASSETS	(449,356,399)	(5,336,903)
NET ASSETS:
Beginning of year	1,592,548,791	1,597,885,694
End of year	$1,143,192,392	$1,592,548,791

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	Water Island Event-Driven Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$270,720	$(1,121,511)
Net realized gains (losses) from:
Unaffiliated investments	2,421,410	7,344,199
Purchased option contracts	(340,066)	(141,575)
Swap contracts	399,115	(643,295)
Securities sold short	629,133	(2,833,577)
Written option contracts	(59,394)	227,040
Forward currency contracts	379,573	677,044
Foreign currency transactions	29,855	34,075
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,546,003)	(9,533,762)
Affiliated investments	—	—
Securities sold short	34,754	(663,914)
Foreign currency transactions	171,309	(1,610)
Purchased option contracts	(96,014)	152,193
Written option contracts	5,284	861
Swap contracts	(1,163,229)	—
Forward currency contracts	(177,226)	363,598
Net increase (decrease) in net assets resulting from operations	(1,040,779)	(6,140,234)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R	—	—
Distributions from distributable earnings, Class I	—	—
Distributions from distributable earnings, Class C	—	—
Distributions from distributable earnings, Class A	—	—
Decrease in net assets from distributions to shareholders	—	—
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	21,857,379	16,716,837
Shares issued in reinvestment of distributions	—	—
Payments for shares redeemed	(20,118,517)	(33,328,537)
Net increase (decrease) in net assets from capital share transactions	1,738,862	(16,611,700)
TOTAL INCREASE (DECREASE) IN NET ASSETS	698,083	(22,751,934)
NET ASSETS:
Beginning of year	113,841,742	136,593,676
End of year	$114,539,825	$113,841,742

Annual Report | May 31, 2023

The Arbitrage Funds  Statement of Changes in Net Assets

	Water Island Credit Opportunities Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$4,805,374	$2,354,939
Net realized gains (losses) from:
Investments	(2,307,637)	1,164,010
Purchased option contracts	(61,807)	(262,482)
Swap contracts	182,088	200,376
Securities sold short	1,379,050	(285,977)
Written option contracts	87,999	97,867
Forward currency contracts	(1,255)	2,653
Foreign currency transactions	811	883
Net change in unrealized appreciation (depreciation) on:
Investments	1,258,163	(9,859,431)
Securities sold short	(1,775,332)	4,035,356
Foreign currency transactions	248	(57)
Purchased option contracts	(87,699)	53,356
Written option contracts	240	83
Swap contracts	(22,831)	—
Forward currency contracts	220	9,606
Net increase (decrease) in net assets resulting from operations	3,457,632	(2,488,818)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings, Class R	(350,840)	(232,802)
Distributions from distributable earnings, Class I	(4,888,340)	(3,360,754)
Distributions from distributable earnings, Class A	(3,044)	(2,624)
Decrease in net assets from distributions to shareholders	(5,242,224)	(3,596,180)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	18,148,503	54,762,362
Shares issued in reinvestment of distributions	3,406,172	3,120,787
Payments for shares redeemed	(38,354,970)	(23,344,218)
Net increase (decrease) in net assets from capital share transactions	(16,800,295)	34,538,931
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,584,887)	28,453,933
NET ASSETS:
Beginning of year	134,881,925	106,427,992
End of year	$116,297,038	$134,881,925

See Notes to Financial Statements.

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Arbitrage Fund — Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021		2020	2019
Net asset value, beginning of period	$12.54	$13.11	$13.04		$12.92	$12.65
Income (loss) from investment operations
Net investment income (loss)(a)	0.02	(0.08)	(0.01	)(b)	(0.05)	(0.03	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.15)	(0.42)	0.97		0.44	0.52
Total from investment operations	(0.13)	(0.50)	0.96		0.39	0.49
Less distributions
From net investment income	(0.09)	—	—		—	(0.06)
From net realized gains	(0.35)	(0.07)	(0.89)		(0.27)	(0.16)
Total distributions	(0.44)	(0.07)	(0.89)		(0.27)	(0.22)
Net asset value, end of period	$11.97	$12.54	$13.11		$13.04	$12.92
Total return(c)	(1.03%)	(3.83%)	7.58%		3.07%	3.89%
Net assets, end of period (in 000s)	$44,250	$77,866	$97,909		$98,715	$163,349
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	1.51%	1.55%	1.64%		1.66%	1.94%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(d)(e)	1.45%	1.49%	1.58%		1.63%	1.93%
Net investment income (loss)	0.13%	(0.61%)	(0.08	%)(b)	(0.36%)	(0.20	%)(b)
Portfolio turnover rate	197%	206%	300%		273%	419%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.01%, 0.01%, 0.00%, 0.15% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.05%, 0.11%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.43%, 1.47%, 1.47% and 1.47% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund — Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.05	$13.60	$13.47	$13.32	$13.03
Income (loss) from investment operations
Net investment income (loss)(a)	0.05	(0.05)	0.02	(0.02)	0.01
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.15)	(0.43)	1.00	0.45	0.54
Total from investment operations	(0.10)	(0.48)	1.02	0.43	0.55
Less distributions
From net investment income	(0.13)	—	—	(0.01)	(0.10)
From net realized gains	(0.35)	(0.07)	(0.89)	(0.27)	(0.16)
Total distributions	(0.48)	(0.07)	(0.89)	(0.28)	(0.26)
Net asset value, end of period	$12.47	$13.05	$13.60	$13.47	$13.32
Total return(b)	(0.75%)	(3.55%)	7.87%	3.27%	4.21%
Net assets, end of period (in 000s)	$1,062,907	$1,459,176	$1,449,309	$1,243,838	$1,546,542
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	1.26%	1.30%	1.39%	1.41%	1.69%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(c)(d)	1.20%	1.24%	1.33%	1.38%	1.68%
Net investment income (loss)	0.40%	(0.41%)	0.16%	(0.13%)	0.06%
Portfolio turnover rate	197%	206%	300%	273%	419%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Dividend expense totaled 0.01%, 0.01%, 0.00%, 0.15% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.05%, 0.11%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(d)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.19%, 1.18%, 1.22%, 1.22% and 1.22% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

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Arbitrage Fund — Class C  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023		2022	2021		2020	2019
Net asset value, beginning of period	$11.64		$12.26	$12.34		$12.34	$12.12
Income (loss) from investment operations
Net investment loss(a)	(0.07	)(b)	(0.16)	(0.10	)(b)	(0.14)	(0.12	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.13)		(0.39)	0.91		0.41	0.50
Total from investment operations	(0.20)		(0.55)	0.81		0.27	0.38
Less distributions
From net realized gains	(0.35)		(0.07)	(0.89)		(0.27)	(0.16)
Total distributions	(0.35)		(0.07)	(0.89)		(0.27)	(0.16)
Net asset value, end of period	$11.09		$11.64	$12.26		$12.34	$12.34
Total return(c)(d)	(1.73%)		(4.51%)	6.77%		2.24%	3.11%
Net assets, end of period (in 000s)	$8,398		$13,467	$18,043		$19,860	$19,050
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	2.26%		2.30%	2.39%		2.41%	2.69%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(e)(f)	2.20%		2.24%	2.33%		2.38%	2.68%
Net investment loss	(0.61%)		(1.35%)	(0.85	%)(b)	(1.16%)	(0.94	%)(b)
Portfolio turnover rate	197%		206%	300%		273%	419%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(e)  Dividend expense totaled 0.01%, 0.01%, 0.00%, 0.15% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.05%, 0.11%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.19%, 2.18%, 2.22%, 2.22% and 2.22% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Arbitrage Fund — Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021		2020	2019
Net asset value, beginning of period	$12.52	$13.08	$13.01		$12.90	$12.63
Income (loss) from investment operations
Net investment income (loss)(a)	0.02	(0.09)	0.00	(b)	(0.05)	(0.02	)(c)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.15)	(0.40)	0.96		0.43	0.52
Total from investment operations	(0.13)	(0.49)	0.96		0.38	0.50
Less distributions
From net investment income	(0.10)	0.00	0.00		0.00	(0.07)
From net realized gains	(0.35)	(0.07)	(0.89)		(0.27)	(0.16)
Total distributions	(0.45)	(0.07)	(0.89)		(0.27)	(0.23)
Net asset value, end of period	$11.94	$12.52	$13.08		$13.01	$12.90
Total return(d)(e)	(1.06%)	(3.77%)	7.60%		3.00%	3.94%
Net assets, end of period (in 000s)	$27,637	$42,040	$32,624		$17,762	$18,341
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.51%	1.55%	1.64%		1.66%	1.94%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(f)(g)	1.45%	1.49%	1.58%		1.63%	1.93%
Net investment income (loss)	0.16%	(0.74%)	(0.03	%)(c)	(0.40%)	(0.19	%)(c)
Portfolio turnover rate	197%	206%	300%		273%	419%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Amount rounds to less than $0.01 per share.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(f)  Dividend expense totaled 0.01%, 0.01%, 0.00%, 0.15% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.05%, 0.11%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.43%, 1.47%, 1.47% and 1.47% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

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Water Island Event-Driven Fund — Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$10.84		$11.38	$9.97	$9.47	$9.46
Income (loss) from investment operations
Net investment income (loss)(a)	(0.00	)(b)(c)	(0.12)	(0.05)	0.01	0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.12)		(0.42)	1.46	0.51	0.08
Total from investment operations	(0.12)		(0.54)	1.41	0.52	0.15
Less distributions
From net investment income	—		—	—	(0.02)	(0.14)
Total distributions	—		—	—	(0.02)	(0.14)
Net asset value, end of period	$10.72		$10.84	$11.38	$9.97	$9.47
Total return(d)	(1.11%)		(4.75%)	14.14%	5.49%	1.60%
Net assets, end of period (in 000s)	$3,990		$4,502	$10,116	$7,694	$30,423
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.67%		1.78%	1.98%	2.11%	2.58%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(e)(f)	1.70%		1.80%	1.89%	1.83%	2.18%
Net investment income (loss)	(0.00	%)(g)	(1.08%)	(0.51%)	0.09%	0.70%
Portfolio turnover rate	216%		217%	320%	397%	504%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Amount rounds to less than $0.01 per share.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.01%, 0.01%, 0.01%, 0.13% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.10%, 0.19%, 0.01% and 0.03% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(g)  Amount rounds to less than (0.01%) per share.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Event-Driven Fund — Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.95	$11.47	$10.05	$9.54	$9.53
Income (loss) from investment operations
Net investment income (loss)(a)	0.03	(0.10)	(0.03)	0.02	0.09
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.12)	(0.42)	1.48	0.53	0.09
Total from investment operations	(0.09)	(0.52)	1.45	0.55	0.18
Less distributions
From net investment income	—	—	(0.03)	(0.04)	(0.17)
Total distributions	—	—	(0.03)	(0.04)	(0.17)
Net asset value, end of period	$10.86	$10.95	$11.47	$10.05	$9.54
Total return(b)	(0.82%)	(4.53%)	14.51%	5.83%	1.88%
Net assets, end of period (in 000s)	$108,674	$107,038	$125,093	$99,069	$92,710
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	1.42%	1.53%	1.73%	1.86%	2.33%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(c)(d)	1.45%	1.55%	1.64%	1.58%	1.93%
Net investment income (loss)	0.25%	(0.86%)	(0.24%)	0.20%	0.92%
Portfolio turnover rate	216%	217%	320%	397%	504%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Dividend expense totaled 0.01%, 0.01%, 0.01%, 0.13% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.10%, 0.19%, 0.01% and 0.03% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(d)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Event-Driven Fund — Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023		2022	2021	2020		2019
Net asset value, beginning of period	$10.82		$11.36	$9.97	$9.46		$9.46
Income (loss) from investment operations
Net investment income (loss)(a)	(0.00	)(b)(c)	(0.15)	(0.06)	(0.00	)(b)	0.06
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.12)		(0.39)	1.46	0.53		0.08
Total from investment operations	(0.12)		(0.54)	1.40	0.53		0.14
Less distributions
From net investment income	—		—	(0.01)	(0.02)		(0.14)
Total distributions	—		—	(0.01)	(0.02)		(0.14)
Net asset value, end of period	$10.70		$10.82	$11.36	$9.97		$9.46
Total return(d)(e)	(1.11%)		(4.75%)	14.20%	5.62%		1.56%
Net assets, end of period (in 000s)	$1,876		$2,301	$1,384	$347		$799
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.67%		1.77%	2.00%	2.11%		2.58%
Net expenses after advisory fees waived, recoupment and expenses reimbursed(f)(g)	1.70%		1.79%	1.91%	1.83%		2.18%
Net investment income (loss)	(0.01%)		(1.35%)	(0.59%)	0.02%		0.65%
Portfolio turnover rate	216%		217%	320%	397%		504%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Amount rounds to less than $0.01 per share.

(c)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(d)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(f)  Dividend expense totaled 0.01%, 0.00%, 0.01%, 0.13% and 0.46% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.10%, 0.21%, 0.01% and 0.03% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund — Class R  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.73	$10.16	$9.64	$9.70	$9.77
Income (loss) from investment operations
Net investment income(a)	0.36	0.16	0.22	0.24	0.31
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.09)	(0.33)	0.54	(0.01)	(0.07)
Total from investment operations	0.27	(0.17)	0.76	0.23	0.24
Less distributions
From net investment income	(0.39)	(0.26)	(0.24)	(0.29)	(0.31)
Total distributions	(0.39)	(0.26)	(0.24)	(0.29)	(0.31)
Net asset value, end of period	$9.61	$9.73	$10.16	$9.64	$9.70
Total return(b)	2.88%	(1.74%)	8.09%	2.46%	2.55%
Net assets, end of period (in 000s)	$6,742	$9,072	$7,553	$3,673	$7,845
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	1.62%	1.62%	1.77%	1.96%	2.10	%(d)
Net expenses after advisory fees waived, recoupment and expenses reimbursed(c)(e)	1.30%	1.32%	1.32%	1.35%	1.59	%(d)
Net investment income	3.70%	1.58%	2.20%	2.48%	3.18	%(d)
Portfolio turnover rate	127%	148%	147%	175%	221%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Dividend expense totaled 0.05%, 0.01%, 0.01%, 0.07% and 0.29% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.02%, 0.08%, 0.08%, 0.05% and 0.01% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(d)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class R shares. Prior to August 6, 2018, the expense limitation had been 1.50%.

(e)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.23%, 1.23% and 1.29% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

Water Island Credit Opportunities Fund — Class I  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.69	$10.12	$9.60	$9.65	$9.73
Income (loss) from investment operations
Net investment income(a)	0.38	0.18	0.24	0.26	0.34
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.10)	(0.33)	0.55	0.01 (b)	(0.08)
Total from investment operations	0.28	(0.15)	0.79	0.27	0.26
Less distributions
From net investment income	(0.41)	(0.28)	(0.27)	(0.32)	(0.34)
Total distributions	(0.41)	(0.28)	(0.27)	(0.32)	(0.34)
Net asset value, end of period	$9.56	$9.69	$10.12	$9.60	$9.65
Total return(c)	3.03%	(1.51%)	8.29%	2.82%	2.70%
Net assets, end of period (in 000s)	$109,488	$125,705	$98,777	$56,869	$49,795
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	1.37%	1.37%	1.52%	1.71%	1.85	%(e)
Net expenses after advisory fees waived, recoupment and expenses reimbursed(d)(f)	1.05%	1.07%	1.07%	1.10%	1.32	%(e)
Net investment income	3.94%	1.84%	2.44%	2.73%	3.51	%(e)
Portfolio turnover rate	127%	148%	147%	175%	221%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Dividend expense totaled 0.05%, 0.01%, 0.01%, 0.07% and 0.29% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.02%, 0.08%, 0.08%, 0.05% and 0.01% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(e)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 0.98% for Class I shares. Prior to August 6, 2018, the expense limitation had been 1.25%.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.98%, 0.98%, 0.98%, 0.98% and 1.02% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Annual Report | May 31, 2023

Water Island Credit Opportunities Fund — Class A  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.69	$10.12	$9.60	$9.65	$9.73
Income (loss) from investment operations
Net investment income(a)	0.35	0.16	0.22	0.23	0.31
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.08)	(0.33)	0.54	0.01 (b)	(0.08)
Total from investment operations	0.27	(0.17)	0.76	0.24	0.23
Less distributions
From net investment income	(0.39)	(0.26)	(0.24)	(0.29)	(0.31)
Total distributions	(0.39)	(0.26)	(0.24)	(0.29)	(0.31)
Net asset value, end of period	$9.57	$9.69	$10.12	$9.60	$9.65
Total return(c)(d)	2.88%	(1.76%)	8.02%	2.56%	2.45%
Net assets, end of period (in 000s)	$67	$105	$97	$88	$121
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.61%	1.62%	1.77%	1.96%	2.10	%(f)
Net expenses after advisory fees waived, recoupment and expenses reimbursed(e)(g)	1.30%	1.32%	1.32%	1.35%	1.58	%(f)
Net investment income	3.64%	1.59%	2.21%	2.37%	3.24	%(f)
Portfolio turnover rate	127%	148%	147%	175%	221%

(a)  Per share amounts were calculated using average shares outstanding for the year.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)  Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.

(e)  Dividend expense totaled 0.05%, 0.01%, 0.01%, 0.07% and 0.29% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.02%, 0.08%, 0.08%, 0.05% and 0.01% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(f)  Effective August 6, 2018, the investment adviser reduced the advisory fee paid by the Fund and agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund's total expenses (other than certain expenses noted in the Notes to Financial Statements) to 1.23% for Class A shares. Prior to August 6, 2018, the expense limitation had been 1.50%.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.23%, 1.23% and 1.28% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Notes to Financial Statements

May 31, 2023

1. ORGANIZATION

The Arbitrage Funds (the "Trust") is a Delaware statutory trust, which was organized on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The three series presently authorized are the Arbitrage Fund (the "Arbitrage Fund"), the Water Island Event-Driven Fund (the "Event-Driven Fund") and the Water Island Credit Opportunities Fund (the "Credit Opportunities Fund"), each a "Fund" and collectively the "Funds." The Arbitrage Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Event-Driven Fund is a non-diversified series of the Trust. Water Island Capital, LLC acts as the Funds' investment adviser (the "Adviser"). The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds' objectives, policies, and restrictions, subject to the authority of and supervision by the Trust's Board of Trustees (the "Board"). The Adviser continuously reviews, supervises, and administers the Funds' investment programs. The Funds, together with the series of AltShares Trust, an open-end management investment company also advised by the Adviser, are part of a family of investment companies referred to as the Water Island Capital-Advised Funds.

Commencement of Operations
Fund	Class R shares	Class I shares	Class C shares	Class A shares
Arbitrage Fund	September 18, 2000	October 17, 2003	June 1, 2012	June 1, 2013
Event-Driven Fund	October 1, 2010	October 1, 2010	N/A	June 1, 2013
Credit Opportunities Fund	October 1, 2012	October 1, 2012	N/A	June 1, 2013

The investment objective of the Arbitrage Fund is to seek to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to seek to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. The investment objective of the Credit Opportunities Fund is to seek to provide current income and capital growth by investing primarily in debt securities impacted by catalysts and events such as mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings, and other special situations.

The Arbitrage Fund's four classes of shares, Class R, Class I, Class C and Class A, and the Event-Driven Fund's and Credit Opportunities Fund's three classes of shares, Class R, Class I and Class A, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution and servicing fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution and servicing fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed within 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.75% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 18 months of purchase. Class A shares of the Event-Driven Fund and the Credit Opportunities Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

at or above $250,000 purchased without a front-end sales charge and redeemed within 18 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference the London Interbank Offered Rate ("LIBOR") or another reference rate that are discontinued because of reference rate reform. LIBOR ceased to be published effective June 30, 2023. The adoption of the guidance did not have a material impact on the Funds' financial statements.

Use of Estimates — The preparation of financial statements in conformity with GAAP required management to make estimates and assumptions that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate their net asset value ("NAV"), the Funds will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents, if available. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions,

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Adviser, whom the Board designated as each Fund's valuation designee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

For the year ended May 31, 2023, there were no significant changes to the Funds' fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in each Fund's Portfolio of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Share Valuation — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds maintain assets consisting of cash, cash equivalents or liquid securities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Collateral — The Funds maintain a margin account with a broker that is used to hold proceeds received from short sales as well as daily mark-to-market adjustments. The balance is shown in the Statement of Assets and Liabilities as 'Deposits with brokers for securities sold short'. Further, short sales, swap, and forward contracts require the Funds to maintain additional collateral with the broker/counterparty and to pledge assets or cash which is held in a segregated triparty account. Securities pledged as collateral are designated in the Schedule of Investments and cash collateral as 'Segregated cash for collateral' in the Statement of Assets and Liabilities.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of their exposure to various foreign currencies.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent a Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

LIBOR Rate Risk: Many debt securities, derivatives, and other financial instruments, including some of the Funds' investments, have historically utilized LIBOR as the reference or benchmark rate for variable interest rate calculations. LIBOR was discontinued as a floating rate benchmark after June 30, 2023. However, many market participants have amended financial instruments referencing LIBOR to a different reference or benchmark rate, such as the Secured Overnight Financing Rate (SOFR). The elimination of LIBOR and changes to other reference rates, such as SOFR, or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance. The transition to other reference rates may lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilized LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Market Disruption Risks Related to Russia-Ukraine Conflict: Russia's invasion of Ukraine in late February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russia-Ukraine conflict, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country's credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Option Writing/Purchasing: The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Options held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

During the period ended May 31, 2023, the Funds engaged in option writing/purchasing to limit volatility and correlation and to create income and optionality. The maximum potential amount of future payments (undiscounted) that a fund as a writer of put options could be required to make is equal to the notional amount multiplied by the exercise price as shown in the Schedule of Investments.

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2023, the Funds entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the Options Writing/Purchasing section above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund's ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Warrants/rights held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2023, the Funds held warrants/rights as a result of receiving them from completed deals, and to participate in investment opportunities.

Swaps: The Funds may enter into swap transactions, such as interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, a particular security, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually an identified reference rate such as the SOFR or the federal funds rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparties these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on management's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2023, the Arbitrage Fund, Event-Driven Fund and Credit Opportunities Fund entered into swap agreements to gain efficient exposure to underlying equities.

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Funds as of May 31, 2023, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,978,506	Unrealized depreciation on forward foreign currency exchange contracts	$1,877,341
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	28,068	Unrealized depreciation on swap contracts	13,928,051
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	1,722,562		—
		$3,729,136		$15,805,392

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Event-Driven Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$157,590	Unrealized depreciation on forward foreign currency exchange contracts	$187,168
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	3,387	Unrealized depreciation on swap contracts	1,166,616
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	169,740		—
Equity Contracts (written option contracts)		—	Written options, at value	2,563
		$330,717		$1,356,347
Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$900	Unrealized depreciation on forward foreign currency exchange contracts	$2,753
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	22,831
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	117,613		—
		$118,513		$25,584

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2023, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$9,455,080	$(3,276,363)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	5,016,744	(13,900,131)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(3,753,338)	(512,810)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	(794,457)	(10,186)
		$9,924,029	$(17,699,490)

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Event-Driven Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$379,573	$(177,226)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	399,115	(1,163,229)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(340,066)	(96,014)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	(59,394)	5,284
		$379,228	$(1,431,185)

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$(1,255)	$220
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	182,088	(22,831)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(61,807)	(87,699)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	87,999	240
		$207,025	$(110,070)

Volume of derivative instruments held by the Funds during the year ended May 31, 2023, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Arbitrage Fund
Swap Contracts	Notional Quantity	$28,001,493
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(141,922,944)
Purchased Option Contracts	Contracts	15,238
Written Option Contracts	Contracts	(1,189)
Derivative Type	Unit of Measurement	Monthly Average
Event-Driven Fund
Swap Contracts	Notional Quantity	$2,130,995
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(10,220,542)
Purchased Option Contracts	Contracts	1,335
Written Option Contracts	Contracts	(167)

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Derivative Type	Unit of Measurement	Monthly Average
Credit Opportunities Fund
Swap Contracts	Notional Quantity	$6,564,298
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(185,750)
Purchased Option Contracts	Contracts	3,122
Written Option Contracts	Contracts	(160)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Funds held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2023. All other derivative contracts held by the Funds were not subject to netting agreements.

The following tables present financial instruments held by the Funds that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2023:

Arbitrage Fund

	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Assets	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swaps	$28,068	$(28,068)	$—	$—	$—	$—
Total	$28,068	$(28,068)	$—	$—	$—	$—
	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Liabilities	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Equity Swaps	$13,928,051	$(28,068)	$13,899,983	$(13,899,983)	$—	$—
Total	$13,928,051	$(28,068)	$13,899,983	$(13,899,983)	$—	$—

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Event-Driven Fund

	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Assets	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swaps	$3,387	$(3,387)	$—	$—	$—	$—
Total	$3,387	$(3,387)	$—	$—	$—	$—
	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Liabilities	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Equity Swaps	$1,166,616	$(3,387)	$1,163,229	$(1,163,229)	$—	$—
Total	$1,166,616	$(3,387)	$1,163,229	$(1,163,229)	$—	$—

Credit Opportunities Fund

	Gross	Gross Amounts Offset in	Net Amounts Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Amounts of Recognized Liabilities	the Statements of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Equity Swaps	$22,831	$—	$22,831	$—	$(22,831)	$—
Total	$22,831	$—	$22,831	$—	$(22,831)	$—

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Payment-in-kind securities have the option at each interest payment date of making interest payments in cash or additional debt securities. Any interest accrued on payment-in-kind securities is recorded as interest income on an accrual basis. Distributions from real estate investment trusts ("REITs") may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund and Event-Driven Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Cash — The Funds may invest a portion of their assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2023, cash held by the Funds represented cash held at a third-party custodian.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Allocation Between Classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2023. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund
Purchases	$2,360,255,138	$232,076,567	$138,074,127
Sales and Maturities	2,453,920,554	214,826,043	163,188,309

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Funds to participate in a $100,000,000 unsecured uncommitted revolving line of credit (the "Uncommitted Line") with State Street Bank and Trust Company (the "Custodian"). Borrowings under the Uncommitted Line are made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. The Uncommitted Line has an upfront fee of $30,000, is held available on a discretionary demand basis and may be terminated by the Custodian or the Trust at any time for any or no reason. Such fees are included in the custodian bank and service fees on the Statements of Operations. Interest on the Uncommitted Line is charged to the Funds based on their borrowing at a rate equal to the higher of (a) the federal funds rate plus 1.35% and (b) the overnight bank funding rate plus 1.35%. For purposes of calculating the effective interest rate, if the federal funds rate or the overnight bank funding rate shall be less than zero, then such rate shall be deemed to be zero.

For the year ended May 31, 2023, the Event-Driven Fund and the Credit Opportunities Fund had average borrowings of $1,982,143 and $4,455,556, respectively, over a period of 28 days and 45 days, respectively, at a weighted average interest rate of 3.49% and 3.88%, respectively. Interest expense on the line of credit for the Event-Driven Fund and the Credit Opportunities

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Fund during the year ended May 31, 2023 is shown as line of credit interest expense on the Statements of Operations. The Funds had no outstanding borrowings at May 31, 2023.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreements. Under each of the Investment Advisory Agreements, fees are computed and accrued daily and paid monthly. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million, and 1.00% on its average daily net assets in excess of $500 million. Effective November 1, 2019, the Event-Driven Fund pays the Adviser an annual fee of 1.10% based on the Event-Driven Fund's average daily net assets. Effective August 6, 2018, the Credit Opportunities Fund pays the Adviser an annual fee of 0.95% on the first $250 million, 0.90% on the next $500 million, and 0.85% on its average daily net assets in excess of $750 million.

Under an Amended and Restated Expense Waiver and Reimbursement Agreement for each of Arbitrage Fund, Event-Driven Fund and Credit Opportunities Fund, the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds' average daily net assets attributable to each share class as shown in the table below. The agreement remains in effect until September 30, 2023, unless terminated earlier by the Board.

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund
Class R	1.69%	1.69%	1.23%
Class I	1.44%	1.44%	0.98%
Class C	2.44%	N/A	N/A
Class A	1.69%	1.69%	1.23%

The Adviser agreed not to charge the Arbitrage Fund an advisory fee on the portion of its assets invested in the Event-Driven Fund. This resulted in $908,568 of advisory fees being waived during the year ended May 31, 2023.

For the year ended May 31, 2023, the aggregate net fee paid to the Adviser as a percentage of average net assets for the Arbitrage Fund, Event-Driven Fund and Credit Opportunities Fund was 1.00%, 1.13% and 0.63%, respectively.

The Adviser can recapture, with the exception of the advisory fees waived related to Arbitrage Fund's investment in the Event-Driven Fund, any waived amount from a Fund pursuant to the Amended and Restated Expense Waiver and Reimbursement Agreements if such recapture does not cause the Fund to exceed the expense limitations in effect at the time the amounts were waived, the recapture does not cause the Fund to exceed the current expense limitation, and the recapture is done within three years after the date on which the expense was waived. During the year ended May 31, 2023, the Adviser recaptured the following fees or expenses from the Event-Driven Fund. There were no amounts recaptured during the year ended May 31, 2023 for Arbitrage Fund and Credit Opportunities Fund.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Event-Driven Fund	Recaptured Amount
Class R	$1,128
Class I	28,129
Class A	575

As of May 31, 2023, the balances of waived expenses that are eligible for potential recapture for each Fund are as follows:

	Expiring May 31, 2024	Expiring May 31, 2025	Expiring May 31, 2026	Total
Event-Driven Fund
Class R	$7,526	$—	$—	$7,526
Class I	94,924	—	—	94,924
Class A	706	—	—	706
Credit Opportunities Fund
Class R	$14,935	$27,491	$27,239	$69,665
Class I	327,225	360,709	360,425	1,048,359
Class A	386	309	241	936

Administration Agreement

State Street Bank and Trust Company serves as the Trust's administrator pursuant to an Administration Agreement with the Trust.

Distribution Agreement

ALPS Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. The Funds have adopted, with respect to their Class R, Class C shares and Class A shares, as applicable, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' Class R shares, Class C shares and Class A shares and for services provided to shareholders. The Plan is a "reimbursement" plan. This means that a Fund's Class R shares, Class C shares and Class A shares only pay the 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, Class C shares or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R shares, 0.75% for Class C shares and 0.25% for Class A shares, respectively, of the average daily net assets allocable to a Fund's Class R shares, Class C shares and Class A shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares.

During the year ended May 31, 2023, the Arbitrage Fund's Class R shares and Class A shares incurred $149,118 and $94,053 in distribution expenses, respectively, and Class C shares incurred

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

$107,868 in distribution and shareholder support expenses, all of which were used to compensate broker-dealers. During the year ended May 31, 2023, the Event-Driven Fund's Class R shares and Class A shares incurred $10,868 and $5,529 in distribution expenses, respectively, all of which were used to compensate broker-dealers. During the year ended May 31, 2023, the Credit Opportunities Fund's Class R shares and Class A shares incurred $21,578 and $191 in distribution expenses, respectively, all of which were used to compensate broker-dealers.

Chief Compliance Officer

The Chief Compliance Officer ("CCO") of the Trust also serves as the CCO of the Adviser. The Trust pays a portion of the CCO's compensation as approved by the Board of Trustees. Information related to the CCO Fees can be found in the Funds' Statements of Operations.

Chief Financial Officer

Foreside Management Services, LLC provides Chief Financial Officer ("CFO") services to the Trust. Foreside Management Services, LLC is compensated by the Trust under a Fund CFO/Treasurer Agreement.

Transfer Agent and Shareholder Services Agreement

SS&C Global Investor and Distribution Solutions, Inc. ("SS&C GIDS," formerly known as DST Systems, Inc.) is the Funds' transfer agent, and per an agency agreement, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

6. RELATED PARTIES

The Adviser is a related party of the Funds and certain officers of the Trust are also officers of the Adviser. Fees payable to related parties are disclosed in Note 5 and accrued amounts are disclosed in the Statements of Operations.

7. AFFILIATED ISSUER TRANSACTIONS

A summary of affiliated transactions for the Arbitrage Fund for the year ended May 31, 2023 follows:

Affiliated Issuer	Beginning Value as of May 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of May 31, 2023	Shares as of May 31, 2023	Dividend Income	Capital Gain Distributions
Water Island Event-Driven Fund	$72,394,803	$—	$—	$—	$(660,536)	$71,734,267	6,605,365	$—	$—

At May 31, 2023, Arbitrage Fund, an affiliated fund, owned 62.61% of Event-Driven Fund's shares.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

8. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2023		Year Ended May 31, 2022
Arbitrage Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	875,065	$10,878,888	1,682,625	$21,585,919
Shares issued in reinvestment of distributions	164,500	2,001,965	39,313	499,276
Payments for shares redeemed	(3,550,659)	(44,018,561)	(2,985,174)	(37,993,767)
Net decrease	(2,511,094)	$(31,137,708)	(1,263,236)	$(15,908,572)
Arbitrage Fund - Class I
Proceeds from shares sold	21,230,187	$273,656,279	33,994,762	$451,556,693
Shares issued in reinvestment of distributions	3,154,548	39,905,031	462,945	6,110,874
Payments for shares redeemed	(50,906,547)	(654,658,365)	(29,221,299)	(386,744,281)
Net increase/(decrease)	(26,521,812)	$(341,097,055)	5,236,408	$70,923,286
Arbitrage Fund - Class C
Proceeds from shares sold	13,835	$158,817	224,527	$2,685,087
Shares issued in reinvestment of distributions	21,082	238,233	6,547	77,389
Payments for shares redeemed	(434,130)	(5,001,828)	(546,088)	(6,468,684)
Net decrease	(399,213)	$(4,604,778)	(315,014)	$(3,706,208)
Arbitrage Fund - Class A
Proceeds from shares sold	588,071	$7,250,346	1,416,227	$18,133,435
Shares issued in reinvestment of distributions	74,975	909,449	9,966	126,265
Payments for shares redeemed	(1,706,721)	(21,022,258)	(561,906)	(7,150,839)
Net increase/(decrease)	(1,043,675)	$(12,862,463)	864,287	$11,108,861
Event-Driven Fund - Class R
Proceeds from shares sold	25,875	$281,636	72,562	$802,465
Payments for shares redeemed	(69,180)	(753,009)	(546,503)	(5,986,060)
Net decrease	(43,305)	$(471,373)	(473,941)	$(5,183,595)
Event-Driven Fund - Class I
Proceeds from shares sold	1,846,566	$20,365,124	1,162,749	$13,034,737
Payments for shares redeemed	(1,614,916)	(17,754,925)	(2,297,771)	(25,475,126)
Net increase/(decrease)	231,650	$2,610,199	(1,135,022)	$(12,440,389)
Event-Driven Fund - Class A
Proceeds from shares sold	110,667	$1,210,619	264,682	$2,879,635
Payments for shares redeemed	(148,105)	(1,610,583)	(173,800)	(1,867,351)
Net increase/(decrease)	(37,438)	$(399,964)	90,882	$1,012,284

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

	Year Ended May 31, 2023		Year Ended May 31, 2022
Credit Opportunities Fund - Class R	Shares	Value	Shares	Value
Proceeds from shares sold	135,130	$1,297,962	389,395	$3,924,678
Shares issued in reinvestment of distributions	36,521	350,831	23,145	232,547
Payments for shares redeemed	(402,198)	(3,872,353)	(223,471)	(2,237,808)
Net increase/(decrease)	(230,547)	$(2,223,560)	189,069	$1,919,417
Credit Opportunities Fund - Class I
Proceeds from shares sold	1,762,330	$16,850,541	5,052,483	$50,828,009
Shares issued in reinvestment of distributions	319,282	3,052,297	288,204	2,885,616
Payments for shares redeemed	(3,610,686)	(34,442,728)	(2,127,208)	(21,106,410)
Net increase/(decrease)	(1,529,074)	$(14,539,890)	3,213,479	$32,607,215
Credit Opportunities Fund - Class A
Proceeds from shares sold	—	$—	957	$9,675
Shares issued in reinvestment of distributions	318	3,044	262	2,624
Payments for shares redeemed	(4,161)	(39,889)	—	—
Net increase/(decrease)	(3,843)	$(36,845)	1,219	$12,299

9. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

10. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

11. SECURITIES LENDING

To generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. At the time of the loan, the Funds must receive from the borrower 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.

The Funds may participate in a securities lending program under which the Funds' custodian, State Street Bank and Trust Company (the "Custodian") acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified brokers/dealers and financial institutions that post appropriate collateral. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan. The Custodian has agreed to indemnify the Fund in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. Income received by the Funds in securities lending transactions during the year ended May 31, 2023, if any, is net of fees retained by the securities lending agent and is reflected as securities lending income in the Statement of Operations. There were no securities loaned during the year ended May 31, 2023.

12. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds' financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, premium amortization, net operating losses, ordinary loss netting to reduce short-term capital gains, convertible bonds, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

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The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Arbitrage Fund	$(9,885,338)	$9,885,338
Event-Driven Fund	2	(2)
Credit Opportunities Fund	—	—

The tax character of dividends and distributions declared and paid during the years ended May 31, 2023 and May 31, 2022 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Arbitrage Fund	5/31/2023	$21,948,812	$30,340,622	$52,289,434
	5/31/2022	—	8,434,675	8,434,675
Event-Driven Fund	5/31/2023	$—	$—	$—
	5/31/2022	—	—	—
Credit Opportunities Fund	5/31/2023	$5,242,224	$—	$5,242,224
	5/31/2022	3,596,180	—	3,596,180

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund
Undistributed ordinary income	$20,645,775	$7,391	$290,932
Accumulated capital gains/losses	—	—	—
Unrealized appreciation/(depreciation)	(87,115,041)	(9,472,268)	(5,440,746)
Capital loss carryover and late year ordinary loss deferrals	—	(32,530,611)	(2,325,468)
Total distributable earnings (accumulated loss)	$(66,469,266)	$(41,995,488)	$(7,475,282)

As of May 31, 2023, the cost and aggregate gross unrealized appreciation/(depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Aggregate Cost of Investments for Income Tax Purposes
Arbitrage Fund	$35,646,699	$(122,878,697)	$(87,231,998)	$1,201,503,615
Event-Driven Fund	3,116,692	(12,768,112)	(9,651,420)	120,356,089
Credit Opportunities Fund	2,296,433	(7,271,461)	(4,975,028)	124,538,582

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to dividends related to non-real estate investment trust adjustments, passive foreign investment companies, wash sales, straddle loss deferrals, premium amortization, constructive gains and constructive sales adjustments, partnership basis adjustments and forward contracts mark to market.

Annual Report | May 31, 2023

The Arbitrage Funds  Notes to Financial Statements (continued)

May 31, 2023

Capital Losses

As of May 31, 2023, the Event-Driven Fund had $27,443,202 of short term and $5,087,409 of long term capital loss carryforwards and the Credit Opportunities Fund had $158,334 of short term and $2,167,134 of long term capital loss carryforwards which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The Event-Driven Fund utilized $3,279,585 of capital loss carryforwards during the year ended May 31, 2023.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
The Arbitrage Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Arbitrage Funds (the Trust) (comprising Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund, (collectively referred to as the "Funds")), including the schedules of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at May 31, 2023, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 28, 2023

Annual Report | May 31, 2023

The Arbitrage Funds  Disclosure of Fund Expenses

May 31, 2023 (Unaudited)

As a shareholder of a mutual fund you incur two types of costs: transaction costs, including sales charges (loads) on some share classes, and operating expenses. Your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

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The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2023 (Unaudited)

	Beginning Account Value 12/01/2022	Ending Account Value 05/31/2023	Expense Ratio(a)	Expenses Paid During Period(b)
Arbitrage Fund
Class R
Actual	$1,000.00	$985.00	1.44%	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.44%	$7.24
Class I
Actual	$1,000.00	$987.20	1.19%	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.19%	$5.99
Class C
Actual	$1,000.00	$982.70	2.19%	$10.83
Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	2.19%	$11.00
Class A
Actual	$1,000.00	$985.50	1.44%	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.44%	$7.24

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 365.

	Beginning Account Value 12/01/2022	Ending Account Value 05/31/2023	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Event-Driven Fund
Class R
Actual	$1,000.00	$982.60	1.69%	$8.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	1.69%	$8.50
Class I
Actual	$1,000.00	$983.70	1.44%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.44%	$7.24
Class A
Actual	$1,000.00	$983.50	1.69%	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	1.69%	$8.50

(a)  Annualized,based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 365.

Annual Report | May 31, 2023

The Arbitrage Funds  Disclosure of Fund Expenses (continued)

May 31, 2023 (Unaudited)

	Beginning Account Value 12/01/2022	Ending Account Value 05/31/2023	Expense Ratio(a)	Expenses Paid During Period(b)
Water Island Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,019.70	1.30%	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.30%	$6.54
Class I
Actual	$1,000.00	$1,021.00	1.05%	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29
Class A
Actual	$1,000.00	$1,019.70	1.30%	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.30%	$6.54

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 365.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Additional Information

May 31, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-295-4485 or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-295-4485 or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available on the Funds' website at www.arbitragefunds.com/resources or upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov.

Annual Report | May 31, 2023

The Arbitrage Funds  Approval of Investment Advisory Agreements

May 31, 2023 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Arbitrage Funds (the "Trust"), which is comprised of Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including a majority of those Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 15, 2023 and on May 23, 2023 (the "Meetings") and in separate executive sessions in advance of and at the May 23, 2023 meeting and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the Meetings. Among other things, the Board considered expense and performance comparisons with other mutual funds in each Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of mutual fund industry data, as well as additional substantial material prepared by the Funds' management. Representatives of Broadridge discussed their report with the Board and responded to questions from the Independent Trustees at the May 15, 2023 meeting. The additional material prepared by management generally included Fund by Fund information including each Fund's average net assets; management fees; expense limitation arrangements; investment performance and risk metrics (in addition to the performance information prepared by Broadridge); information about services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Funds' performance against comparable mutual funds as provided by the Adviser at the Meetings and at the Board's other meetings throughout the year, in addition to other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. The Trustees were also continually aware of information provided by the Adviser and other service providers in response to the Board's requests, including from previous contract renewal periods, as well as certain information available to the Trustees from various other sources such as the Investment Company Institute, the Independent Directors Council and the Mutual Fund Directors Forum, among others.

In evaluating the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of the Adviser, expenses and fees, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund's assets grow, and any other benefits derived by the Adviser from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Meetings.

Nature, Extent and Quality of the Services under the Advisory Agreements

Based on the written and oral reports received by the Board prior to and at the Meetings, including in executive session, the Board considered the nature, quality, and extent of the services provided to each Fund by the Adviser under the advisory agreement for such Fund. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Board reviewed information regarding the overall organization

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2023 (Unaudited)

and business functions of the Adviser and considered the background and experience of the Adviser's senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Board considered that the Adviser provides a number of additional services, including oversight of Fund service providers, duties with respect to the Fund's valuations, and operation of the Fund's compliance program. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. The Trustees and the Adviser discussed the differences between an adviser's duties and its risks incurred in offering a sponsored mutual fund versus the more limited duties and risks involved in acting as a sub-adviser to a mutual fund, and also in comparing a sponsor adviser's duties and risks incurred in offering a sponsored mutual fund versus the much more limited duties and risks incurred managing an institutional separate account. The Board also considered that the Adviser bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all the Funds.

Adviser Profitability

The Board was provided with information on the Adviser's profitability in serving as the investment adviser to each Fund. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of expenses and the adviser's capital structure and cost of capital. Taking these factors into account, the Board concluded that the Adviser's profitability in relation to the services rendered was reasonable and that it was believed to be sufficient to continue to support investments to enhance services to the Funds and their shareholders.

Economies of Scale

The Board considered information regarding potential economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. With respect to Arbitrage Fund, the Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund's effective fee rate reflected those rate reductions. The Board took note that the Fund's fee structure currently results in benefits to Fund shareholders whether or not the Adviser realizes any economies of scale. The Board noted that the advisory fee schedule for Water Island Event-Driven Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board noted that the advisory fee for the Water Island Event-Driven Fund had been reduced effective November 1, 2019. The Board determined that, while fee breakpoints were not currently necessary for the Water Island Event-Driven Fund given the Fund's relatively smaller size, it would continue to review whether breakpoints should be incorporated as part of the fee structure. With respect to Water Island Credit Opportunities Fund, the Board noted that the Fund's management fee schedule includes breakpoints. The Independent Trustees also recognized that potential economies of scale may be shared acceptably with a Fund in many different manners such as fee breakpoints, fee waivers or caps, reinvestments in the Adviser's business above contractual levels, additional new product offerings, and pricing to scale from inception, among others. The

Annual Report | May 31, 2023

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2023 (Unaudited)

Trustees noted that each Fund is party to an expense limitation agreement with the Adviser, pursuant to which the Adviser has agreed to waive or reimburse expenses should they exceed certain contractually specified levels. The Independent Trustees recognized that is it extremely difficult to determine whether potential economies of scale in fact exist for any fund, or for a fund complex, and, or, at what point any potential economies of scale may begin to be reduced at some asset level, or possibly reverse and become diseconomies of scale. Thus, the Trustees were aware that they needed to use their business judgment and experience in evaluating whether any potential economies of scale might be equitably shared with the Funds.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser as a result of its relationship with the Funds. The Board concluded that the potential benefits to be derived by the Adviser included the ability to use soft dollar credits as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to mutual funds. The Board considered the standards applied in seeking best execution and reviewed the Adviser's method for and policies with respect to allocating portfolio investment opportunities among its advisory clients, including the Funds. The Independent Trustees considered these and any other potential fallout benefits and generally determined these to be not material to the consideration of the management and other fees and to the Adviser's profitability generally.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review and at quarterly meetings throughout the year and over previous years. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third party service providers to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rates for each Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the expense limitation agreements currently in place for each Fund. The Board received and considered information on the contractual advisory fee rate and gross and net total operating expense ratios for each Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to funds in the same Morningstar category (the "Category"). For each Fund, the Board considered information provided by Broadridge on the Fund's effective advisory fee rate — that is, the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does not take into account any fee waivers or expense reimbursements. The comparisons placed each Fund in various quartiles, with the first quartile being the lowest cost mutual funds. The Broadridge expense data was based upon historical information taken from each Fund's audited annual report for the period ended May 31, 2022. Broadridge provided expense data for Class I shares of each Fund.

The performance of each Fund for the periods ended March 31, 2023, was compared to the performance of the funds within the same Morningstar Category, regardless of asset size or primary

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The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2023 (Unaudited)

channel of distribution ("Performance Category"). The comparisons placed each Fund in various quartiles, with the first quartile being the best performing funds. The Board also received and considered additional information provided by the Adviser on comparisons of the performance of each Fund to its prospectus benchmark and to additional securities indices that the Adviser deemed relevant to the Board's considerations. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Independent Trustees also noted that they regularly engage in discussions with the Adviser and counsel with regard to the portfolio benchmark comparisons for each Fund.

In evaluating the Funds' performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions, as well as particular market and regulatory conditions that impact the Funds' investment strategies; the "style" in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Funds; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December-to-December or March-to-March) can significantly impact a Fund's returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Fund's operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

The Board received a description of Broadridge's methodology for determining peer groups, and factored into its evaluation of each Fund's performance, fees and expenses the limitations inherent in the methodology for constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board recognized these inherent limitations and, taking into account commentary and information from management, also recognized that comparisons between a Fund and other mutual funds in a peer category may not be as relevant in certain circumstances, given that in some cases a Fund may notably differ (for example, in its management techniques or relative size) when compared to other mutual funds in the peer group. The Board also noted that the number of mutual funds included in a peer group may be relatively small and constituent mutual funds included in a peer group may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the analysis conducted by Broadridge provided a useful measure of comparative performance.

Arbitrage Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Event Driven Category. The Fund's net total return ranked in the third quartile of the Performance Category for the one-, five- and ten-year periods, and the fourth quartile for the three-year period. The Fund's performance was also compared to its prospectus benchmark index, the ICE BofA U.S. 3 Month Treasury Bill Index. The Fund outperformed its benchmark for the three-, five- and ten-year periods and since inception. The Fund's effective advisory fee was in the second quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of any waivers/reimbursements) was in the second quartile for the Category and the Peer Group. It was noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fees through September 30, 2024, although the Fund's expenses did not currently reach a level to require the Adviser to waive fees or reimburse expenses.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. The Fund's fee structure was considered reasonable.

Annual Report | May 31, 2023

The Arbitrage Funds  Approval of Investment Advisory Agreements (continued)

May 31, 2023 (Unaudited)

Water Island Event-Driven Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Event Driven Category. The Fund's net total return ranked in the third quartile of the Performance Category for the one-period, in the second quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period. The Fund's performance was also compared to its prospectus benchmark index, the ICE BofA U.S. 3-Month Treasury Bill Index. The Fund outperformed its benchmark for the three-, five- and ten-year periods and since inception. The Fund's effective advisory fee was in the second quartile of its Category and Peer Group and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the second quartile of its Category and Peer Group. The Board considered that the Fund's contractual advisory fee rate had been reduced effective November 1, 2019 from 1.25% to 1.10%. It was further noted that the Adviser had entered into an expense waiver and reimbursement agreement to limit fund fees and expenses through September 30, 2024.

The Board determined that, given all of the factors provided, it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable and that the absence of breakpoints in the Fund's fee schedule was acceptable at this time, although the Board would continue to monitor whether breakpoints should be implemented for the Fund.

Water Island Credit Opportunities Fund

The Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising the Morningstar Nontraditional Bond Category. The Fund's net total return ranked in the first quartile of the Performance Category for the one-, three-, five-, and ten-year periods. The Fund outperformed its prospectus benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, for the three-, five- and ten-year periods and since inception. The Fund outperformed its supplemental benchmark, the Bloomberg U.S. Aggregate Bond Index, for the three-, five- and ten-year periods and since inception. The Fund's effective advisory fee rate was in third quartile of its Category and in the second quartile of its Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the third quartile for the Category and the second quartile (at the median) for the Peer Group. It was noted that the median average net asset size of the funds in the Category and Peer Group was significantly larger than that of the Fund and that many of those funds appear to benefit from economies of scale. It was further noted that the Adviser had lowered the Fund's management fee and instituted a breakpoint to the Fund's management fee schedule in 2018 and had entered into an expense waiver and reimbursement agreement to further limit fund fees and expenses through September 30, 2024.

The Board determined, given all of the factors provided, that it would be in the best interests of the Fund and its shareholders to continue the advisory agreement. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Liquidity Risk

May 31, 2023 (Unaudited)

Annual Review of Liquidity Risk Management Program (the "LRMP") including Report from the Liquidity Risk Management Program Administrator

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage each Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Funds' investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund's liquidity risk; no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds' Board.

At a meeting of the Board of Trustees on February 14, 2023, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness of the Funds' Program, including any material changes to the Program for the year ended December 31, 2022 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Funds' investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Funds during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Funds' investment portfolios, is found in the Funds' Prospectus and Statement of Additional Information.

Annual Report | May 31, 2023

The Arbitrage Funds  Trustees & Officers

May 31, 2023 (Unaudited)

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling toll-free 1-800-295-4485 or on the Funds' website at www.arbitragefunds.com/resources.

INTERESTED TRUSTEES:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1960)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Christina Chew* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1971)	Since 2018	Trustee	Senior Managing Partner of Water Island Capital, LLC, the Investment Adviser, since 2013.	None	3

*  John S. Orrico and Christina Chew, as affiliated persons of the Adviser, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

INDEPENDENT TRUSTEES*:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John C. Alvarado (1959)	Since 2003	Lead Independent Trustee	COO (2018 -present) and CFO (2016-present) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company. CFO of ACES Delts, LLC. Previously, Managing Director at Alvarado Energy Advisors LLC ("AEA"), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014 - 2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010 - 2014).	None	3

Annual Report | May 31, 2023

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Robert P. Herrmann (1962)	Since 2012	Trustee	CEO of EQIS Capital Management, Inc., a national financial advisory firm (2020-present). Independent Director of GeoWealth LLC, a technology provider in the financial services industry (2019 -present); Previously, President & CEO of Discovery Data, a leading financial services industry data provider (2009 - 2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014 - 2019); Independent Director of FundChoice Holdings LLC (2014 - 2018); Chairman of the Board, Monmouth Medical Center (since 2012), Advisory Board Member, Monmouth University School of Science (since 2017).	3

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Stephen R. Byers (1953)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).

Independent Director, Barings BDC (BBDC), a business development company (Since 2022); Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (2012 - 2022), Lead Independent Director (2019 - 2022), Chairman of Sierra Special Committee (2019 - 2022), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.

3

Annual Report | May 31, 2023

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (1957)	Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (1952)	Since 2018	Trustee	Independent Director (since 2019). Previously, Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

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The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

EXECUTIVE OFFICERS:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1950)	Anti-Money Laundering Officer since November 2019, Secretary since 2013	Anti-Money Laundering Officer, Secretary	Anti-Money Laundering Officer (2019 - present), Compliance Officer (November 2021 - present), and Chief Administrative Officer (2010 - October 2021), Water Island Capital, LLC.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1980)	Since 2013	Treasurer	Chief Operating Officer (2016 -present); Director of Operations (2011 - 2016), Water Island Capital, LLC.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 211 Congress Street, 10th Floor, Suite 1010, Boston, MA 02110 (1973)	Since 2015	Chief Financial Officer	Fund Principal Financial Officer, Foreside Management Services, LLC*** (2014 - present).	N/A	N/A

Annual Report | May 31, 2023

The Arbitrage Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1964)	Since December 2019	Chief Compliance Officer

Chief Compliance Officer, Water Island Capital, LLC. (2019 -present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).

				N/A	N/A

*  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

**  The registered investment companies in the fund complex include the Trust and AltShares Trust.

***  Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

www.arbitragefunds.com | 1-800-295-4485

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

800-295-4485

www.arbitragefunds.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

SS&C GIDS

1055 Broadway

Kansas City, MO 64105

Custodian

State Street Bank and
Trust Company

One Congress Building,
One Congress Street, Suite 1
Boston, MA 02114-2016

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

(b)           Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)           Not applicable.

(f)            The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee

(a)(2)	The audit committee financial experts are John C. Alvarado and Francis X. Tracy, who are each independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $100,000 and $100,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, aggregate fees of $27,400 and $27,400, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations and identification and analyzation of the passive foreign investment company status of foreign corporate equities.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2023 and May 31, 2022 were $27,400 and $27,400, respectively.

(h)           Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within the most recent fiscal half-year of the filing date and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2023

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer (Principal Financial Officer)

Date:	August 4, 2023